UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Aptevo Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

APTEVO THERAPEUTICS INC.

2401 4th Avenue, Suite 1050

Seattle, Washington 98121

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 22, 2026

Dear Aptevo Stockholder:

You are cordially invited to virtually attend a special meeting of the stockholders (the “Special Meeting”) of Aptevo Therapeutics Inc., a Delaware corporation (“Aptevo,” “we,” “us,” “our,” or the “Company”). The meeting will be held on September 22, 2026, at 10 a.m. Pacific Time. To facilitate stockholder participation and save costs, the Special Meeting will be held in a virtual meeting format only at www.virtualshareholdermeeting.com/APVO2026SM2. The meeting will be held for the following purposes:

1. To approve an amendment and restatement of our Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to include previous amendments to the Certificate of Incorporation and the designation of Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”) and to make certain other technical and administrative changes (“Proposal 1” or the “A&R Certificate of Incorporation Proposal”);

2. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), and/or securities convertible into or exercisable for Common Stock, that equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, including Common Stock (i) issuable upon the exercise of the common stock purchase warrants (the “Inducement Warrants”), issued and sold in a private placement pursuant to Warrant Inducement and Reload Letters, dated as of August 12, 2026, by and among the Company and the holder parties thereto (the “Inducement Letters”), and (ii) issuable upon the exercise of the common stock purchase warrants (the “Common Warrants”) that were issued and sold in private placement transactions pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of August 12, 2026, by and among the Company and the purchaser parties thereto (“Proposal 2” or the “Stock and Warrant Issuance Proposal”);

3. To approve the Aptevo Therapeutics Inc. Fifth Amended and Restated 2018 Stock Incentive Plan (“Proposal 3” or the “Stock Incentive Plan Proposal”); and

4. To authorize an adjournment of the meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, Proposal 2 or Proposal 3 (“Proposal 4” or the “Adjournment Proposal”).

These items of business are more fully described in the proxy statement (the “Proxy Statement”) accompanying this Notice (“Notice”).

In addition to the foregoing, the Special Meeting will include the transaction of any other business relating to the purpose or purposes stated in this Notice and the accompanying Proxy Statement that may be properly brought before the meeting or any continuation, adjournment or postponement thereof.

The record date for the Special Meeting is August 13, 2026. Only stockholders of record at the close of business on that date may vote on the proposals being presented at the Special Meeting or any adjournment, postponement, rescheduling, or continuation thereof.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held Virtually on September 22, 2026 at 10 a.m. Pacific Time at www.virtualshareholdermeeting.com/APVO2026SM2.

The Proxy Statement is available at www.proxyvote.com.

By Order of the Board of Directors

/s/ SoYoung Kwon

SVP, General Counsel, Business Development and Corporate Affairs

Seattle, WA

August 31, 2026

Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote if you attend the virtual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the virtual meeting, you must obtain a proxy issued in your name from that record holder.

APTEVO THERAPEUTICS INC.

2401 4th Avenue, Suite 1050

Seattle, Washington 98121

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To be held on September 22, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

When is this Proxy Statement and accompanying proxy card (“Proxy Card”) first being mailed to stockholders?

This Proxy Statement and Proxy Card are first being mailed on or about August 31, 2026 to stockholders of record entitled to vote at the Special Meeting.

How do I attend the Special Meeting?

In order to facilitate stockholder participation and save costs, the meeting will be held virtually on September 22, 2026, at 10 a.m. Pacific Time. There will not be a physical meeting. We have worked to offer the same participation opportunities as if you attended the Special Meeting in person and hope the online format will allow more stockholders to participate by removing any barriers caused by travel requirements. You may attend the Special Meeting online, including voting and submitting questions, at www.virtualshareholdermeeting.com/APVO2026SM2 in advance of the Special Meeting by entering the 16-digit control number included on your Proxy Card. You should ensure you have a strong Internet connection wherever you intend to participate in the Special Meeting. We encourage you to access the Special Meeting before it begins. Online check-in will begin at 9:30 a.m. Pacific Time on the date of the Special Meeting.

Our virtual meeting provider, Broadridge Financial Solutions Inc., facilitates stockholders’ opportunity to ask questions before and during the meeting. The Special Meeting site will provide stockholders with information regarding (i) time guidelines for their questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; and (ii) procedures for posting appropriate questions received during the meeting and our answers on our website as soon as practical after the meeting. Once you are logged into the Special Meeting, you will be able to submit your questions directly to the Company. Our virtual meeting will be governed by our rules of conduct and procedures, which will be posted at www.virtualshareholdermeeting.com/APVO2026SM2 in advance of the Special Meeting.

You may obtain instructions for how to access the Special Meeting online at www.virtualshareholdermeeting.com/APVO2026SM2. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time or need support in addressing technical and logistical issues related to accessing the virtual meeting platform, a technical assistance phone number will be made available on the virtual meeting registration page at www.virtualshareholdermeeting.com/APVO2026SM2, 30 minutes prior to the start of the meeting.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on August 13, 2026 (the “Record Date”) will be entitled to vote on the proposals being presented at the Special Meeting. On the Record Date, there were 1,801,970 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Our Common Stock is our only class of voting stock.

Stockholder of Record: Shares Registered in Your Name

If on August 13, 2026, your shares were registered directly in your name with the Company’s transfer agent, Broadridge Financial Solutions, Inc., then you are a stockholder of record. As a stockholder of record, you may vote by virtually attending the Special Meeting and voting during the Special Meeting or vote over the telephone or the Internet or by proxy card. Whether or not you plan to virtually attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If on August 13, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, other similar organization, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting on the proposals being presented at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to virtually attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote:

•
Proposal 1: To approve an amendment and restatement of our Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to include previous amendments to the Certificate of Incorporation and the designation of Series A Junior Participating Preferred Stock (the “Series A Preferred Stock”) and to make certain other technical and administrative changes (“Proposal 1” or the “A&R Certificate of Incorporation Proposal”);
•
Proposal 2: To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), and/or securities convertible into or exercisable for Common Stock, that equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, including Common Stock (i) issuable upon the exercise of the common stock purchase warrants (the “Inducement Warrants”), issued and sold in a private placement pursuant to Warrant Inducement and Reload Letters, dated as of August 12, 2026, by and among the Company and the holder parties thereto (the “Inducement Letters”), and (ii) issuable upon the exercise of the common stock purchase warrants (the “Common Warrants”) that were issued and sold in private placement transactions pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of August 12, 2026, by and among the Company and the purchaser parties thereto (“Proposal 2” or the “Stock and Warrant Issuance Proposal”);
•
Proposal 3: To approve the Aptevo Therapeutics Inc. Fifth Amended and Restated 2018 Stock Incentive Plan (“Proposal 3” or the “Stock Incentive Plan Proposal”); and
•
Proposal 4: To authorize an adjournment of the meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, Proposal 2 or Proposal 3 (“Proposal 4” or the “Adjournment Proposal”).

How does the Board of Directors of the Company (the “Board”) recommend that I vote on the proposals?

The Board recommends that you vote as follows:

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“FOR” Proposal 1: the A&R Certificate of Incorporation Proposal;
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“FOR” Proposal 2: the Stock and Warrant Issuance Proposal;
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“FOR” Proposal 3: the Stock Incentive Plan Proposal; and
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“FOR” Proposal 4: the Adjournment Proposal.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying Proxy Card to vote on those matters in accordance with their best judgment, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

How do I vote?

All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the Proxy Card or as instructed via the Internet or telephone. You may specify whether your shares should be voted for, against, or abstain with respect to each of the proposals. Voting by proxy will not affect your right to attend the Special Meeting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by virtually attending the Special Meeting and voting during the Special Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a Proxy Card. Whether or not you plan to virtually attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still virtually attend the Special Meeting and vote during the Special Meeting even if you have already voted by proxy.

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To vote using the Proxy Card, simply complete, sign and date the Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Special Meeting, we will vote your shares as you direct.
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To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and 16-digit control number included on your Proxy Card. Your telephone vote must be received by 11:59 p.m. EDT on September 21, 2026 to be counted.
•
To vote through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and 16-digit control number from your Proxy Card. Your Internet vote must be received by 11:59 p.m. EDT on September 21, 2026 to be counted.
•
If you virtually attend the Special Meeting, you can also vote during the Special Meeting by visiting www.virtualshareholdermeeting.com/APVO2026SM2 and entering the 16-digit control number included on your Proxy Card (if you received a printed copy of the proxy materials).

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received voting instructions from that organization rather than from us. Simply follow the instructions in the voting instruction form to ensure that your vote is counted. To vote online at the Special Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form well in advance of the meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of August 13, 2026.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your Proxy Card, or by telephone, through the Internet, or by virtually attending the Special Meeting and voting during the Special Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Other Nominee

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is a “routine” matter. Under the rules of the New York Stock Exchange (“NYSE”), which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters. The A&R Certificate of Incorporation Proposal and the Adjournment Proposal are considered to be “routine” under NYSE rules such that your broker, bank or other agent may vote your shares on such proposals in the absence of your voting instructions. The Stock and Warrant Issuance Proposal and the Stock Incentive Plan Proposal are considered “non-routine” such that your broker, bank or other agent may not vote your shares on such proposals in the absence of your voting instructions.

What if I return a Proxy Card or otherwise vote but do not make specific choices?

If you voted by proxy without marking any voting selections, then the proxy holders will vote your shares as recommended by the Board on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We have engaged Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Okapi a fee of $15,000. We will also reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The entire cost of soliciting proxies on behalf of the Board will be borne by the Company.

What does it mean if I receive more than one Proxy Statement and Proxy Card?

If you receive more than one Proxy Statement and Proxy Card, your shares may be registered in more than one name or in different brokerage accounts. Please follow the voting instructions on the Proxy Cards to ensure that all of your shares are voted. Remember, you may vote by telephone, Internet or by signing, dating and returning a Proxy Card, or by voting at the Special Meeting.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You may change your vote or revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may change your vote or revoke your proxy in any one of the following ways:

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You may submit a properly completed Proxy Card with a later date.
•
You may grant a subsequent proxy by telephone or through the Internet.
•
You may send a timely written notice that you are revoking your proxy to Aptevo’s Corporate Secretary at 2401 4th Avenue, Suite 1050, Seattle, Washington 98121.
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You may virtually attend the Special Meeting and vote online during the Special Meeting. Simply virtually attending the Special Meeting will not, by itself, revoke your proxy. You must specifically request at the Special Meeting that it be revoked.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Your most current vote that is valid, whether by telephone, Internet or proxy card is the one that will be counted.

What are "broker non-votes"?

If you are a beneficial owner whose shares of record are held by a broker, you may instruct your broker how to vote your shares. If you do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on the particular matter. Under NYSE rules, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules but not with respect to “non-routine” matters.

A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares. Broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal.

The A&R Certificate of Incorporation Proposal and the Adjournment Proposal are considered to be “routine” under NYSE rules such that your broker, bank or other agent may vote your shares on such proposals in the absence of your voting instructions. The Stock and Warrant Issuance Proposal and the Stock Incentive Plan Proposal are considered “non-routine” such that your broker, bank or other agent may not vote your shares on such proposals in the absence of your voting instructions. Therefore, it is important that you provide your voting instructions to your broker to ensure your vote is counted.

How many votes are needed to approve the proposals?

To be approved, the A&R Certificate of Incorporation Proposal must receive “For” votes from a majority of the holders of the outstanding shares of the Common Stock on the Record Date for the Special Meeting. Abstentions and broker non-votes, if any, will have the same effect as a vote “against” the A&R Certificate of Incorporation Proposal.

To be approved, the Stock and Warrant Issuance Proposal, the Stock Incentive Plan Proposal and the Adjournment Proposal require the affirmative vote of a majority of the votes cast by the holders of all of the shares of Common Stock present virtually or represented by proxy at the Special Meeting, provided that shares of Common Stock issued in connection with the Stock and Warrant Issuance Proposal, if any, will be excluded for purposes of counting the votes cast on the Stock and Warrant Issuance Proposal but will be counted as votes cast for the A&R Certificate of Incorporation Proposal, the Stock Incentive Plan Proposal and the Adjournment Proposal and will be included for purposes of the quorum requirement. Abstentions and broker non-votes, if any, will have no effect on the results of these votes.

These proposals are separate and apart from each other with votes of each proposal separately counted.

What is the quorum requirement and how will votes be counted?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present for the Special Meeting if stockholders holding at least one-third of the Common Stock issued and outstanding and entitled to vote are present virtually at the Special Meeting or represented by proxy. On the record date for the Special Meeting, there were 1,801,970 shares outstanding and entitled to vote at the Special Meeting. Thus, the holders of 600,657 shares must be present virtually or represented by proxy at the Special Meeting to have a quorum.

Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or stockholders present virtually at the Special Meeting or represented by proxy and entitled to vote may adjourn or postpone the Special Meeting to another date.

An inspector of elections appointed for the meeting will determine whether a quorum is present and will tabulate votes cast by proxy or at the meeting. If a quorum is not present, we expect to adjourn or postpone the Special Meeting until we obtain a quorum.

What will happen if stockholders fail to approve the Stock and Warrant Issuance Proposal at the Special Meeting?

If stockholders fail to approve the Stock and Warrant Issuance Proposal at the Special Meeting, the Inducement Warrants and the Common Warrants will not be exercisable. If these consequences occur, we may have difficulty finding alternative sources of capital to fund the continued clinical development of our product candidates, working capital, and other general corporate purposes in the future on terms favorable to us or at all. In addition, pursuant to the Inducement Letters and Purchase Agreement, as applicable, we are required to call a meeting every sixty (60) days to seek stockholder approval until stockholder approval is obtained or the Inducement Warrants and the Common Warrants are no longer outstanding.

See “Effect of the Proposal” under Proposal 2 below for additional discussion of the effect on our existing common stockholders of the Stock and Warrant Issuance Proposal.

When are stockholder proposals and director nominations due for next year’s annual meeting?

Pursuant to Rule 14a-8 of the Exchange Act, to be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by April 2, 2027, to Aptevo’s Corporate Secretary at 2401 4th Avenue, Suite 1050, Seattle, Washington 98121. We also encourage you to submit any such proposals via email to the Corporate Secretary at LegalAffairs@apvo.com. Such a proposal must satisfy the rules and regulations of the Securities and Exchange Commission (the “SEC”). In order to avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than June 22, 2027.

In addition, our Amended and Restated Bylaws require that we be given advance written notice for nominations for election to our Board and of other business that stockholders wish to present for consideration at an annual meeting of stockholders (other than those proposals of business intended to be included in our proxy statement in accordance with Rule 14a-8 under the Exchange Act). The Amended and Restated Bylaws require that a stockholder who intends to present a proposal at an annual meeting of stockholders submit the proposal to the Corporate Secretary not less than

90 and no more than 120 days before the first anniversary of the date of the previous year’s annual meeting. Therefore, to be eligible for consideration at the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), such a proposal and any nominations for director must be received by the Corporate Secretary between April 23, 2027 and May 23, 2027; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. This advance notice period is intended to allow stockholders an opportunity to consider all business and nominees expected to be considered at the meeting. Any proposals received after the applicable deadline may be considered untimely and may be excluded.

If a stockholder who wishes to present a proposal before the 2027 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required date, the proxies that our Board solicits for the 2027 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the SEC proxy rules, including Rule 14a-4(c) of the Exchange Act.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

What proxy materials are available on the Internet?

The Proxy Statement and Proxy Card are available at www.proxyvote.com.

Proposal 1

APPROVAL OF THE ADOPTION OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO MAKE CERTAIN TECHNICAL AND ADMINISTRATIVE CHANGES

General

The Board has approved, and is recommending to our stockholders for approval, the adoption of our Amended and Restated Certificate of Incorporation, as set forth in Appendix A (the “A&R Certificate of Incorporation”), which would amend and restate our current Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to make certain technical and administrative changes.

Description and Purpose for the Proposal

The changes to the Certificate of Incorporation that we are proposing are to restate the Certificate of Incorporation to include previous amendments to the Certificate of Incorporation and the designation of the Series A Preferred Stock and make certain other technical and administrative changes. These proposed changes are substantially as follows:

•
Revising Article Second to include the current address of the Company;
•
Adding language in Article Third to confirm that the duration of the Company is perpetual;
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Revising Article Fourth to clarify the applicability of Section 242(d) of the General Corporation Law of the State of Delaware regarding the voting requirements of the matters set forth therein;
•
Restating the Certificate of Incorporation to incorporate previous amendments and the designation of Series A Preferred Stock; and
•
Making other conforming and technical changes.

The general description of the changes to the Certificate of Incorporation that we are proposing is qualified in its entirety by reference to the text of the A&R Certificate of Incorporation, as set forth in Appendix A.

Other

The A&R Certificate of Incorporation Proposal is separate from and unrelated to, and is not contingent upon, the approval of the Stock and Warrant Issuance Proposal, the Stock Incentive Plan Proposal and the Adjournment Proposal.

Required Vote

Stockholder approval of this Proposal 1 requires a “FOR” vote from at least a majority of the outstanding shares of our Common Stock on the Record Date for the Special Meeting. Abstentions and broker-non votes, if any, will have the same effect as a vote “against” the A&R Certificate of Incorporation Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE ADOPTION OF THE A&R CERTIFICATE OF INCORPORATION AS SET FORTH IN THIS PROPOSAL 1.

Proposal 2

APPROVAL OF THE STOCK AND WARRANT ISSUANCE PROPOSAL

General

In this proposal, we are asking stockholders to approve the issuance of shares of Common Stock and/or securities convertible into or exercisable for Common Stock, that equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, including (i) Common Stock issuable upon the exercise of the Inducement Warrants issued and sold in a private placement pursuant to the Inducement Letters and (ii) Common Stock issuable upon the exercise of the Common Warrants that were issued and sold in private placement transactions pursuant to the Purchase Agreement, for purposes of compliance with Nasdaq Listing Rule 5635(d).

Description of the Warrant Reload and the Private Placement Transactions (the “Transactions”)

On August 12, 2026, we entered into the Inducement Letters with certain holders (the “Holders”) of the Company’s common stock purchase warrants, issued on June 20, 2025 (the “June 2025 Warrants”), on April 3, 2025 (the “April 2025 Warrants”) and on December 12, 2024 (the “December 2024 Warrants” and together with the June 2025 Warrants and the April 2025 Warrants, the “Existing Warrants”), pursuant to which the Holders agreed to exercise in full for cash the Existing Warrants to purchase up to an aggregate of 254,922 shares of Common Stock at a reduced exercise price of $4.03 per share. Upon exercise of all of the Existing Warrants in connection with the Inducement Letters, we would receive aggregate gross proceeds of up to approximately $1.0 million from the exercise of the Existing Warrants before deducting placement agent fees and other expenses payable by the Company.

In consideration of the Holders’ agreement to exercise the Existing Warrants in accordance with the Inducement Letters, the Company issued new unregistered Inducement Warrants to purchase up to an aggregate of 1,274,610 shares of Common Stock, at an exercise price of $4.03 per share. The Inducement Warrants will be exercisable on or after the date on which the Company obtains the required stockholder approval (“Stockholder Approval”) and will expire on the five-year anniversary of the date of such stockholder approval (the “Stockholder Approval Date”).

In addition, we issued and sold to the Holders in a private placement 861,708 pre-funded common stock purchase warrants (the “Pre-Funded Warrants”) to purchase up to 861,708 shares of Common Stock at a purchase price of $4.03 per Pre-Funded Warrant, together with Common Warrants to purchase up to 4,308,540 shares of Common Stock at an exercise price of $4.03 per share. The Common Warrants will be exercisable on or after the date on which the Company obtains the required Stockholder Approval and will expire on the five-year anniversary of the Stockholder Approval Date.

The aggregate gross proceeds from the Transactions totaled approximately $4.5 million, before deducting placement agent fees and expenses. The Company expects to use the net proceeds from the Transactions for working capital and general corporate purposes. The Transactions closed on August 13, 2026.

The Inducement Warrants, the Pre-Funded Warrants and the Common Warrants were offered in private placement transactions pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, as applicable, and, along with the shares issuable upon exercise of the Inducement Warrants, the Pre-Funded Warrants and the Common Warrants (the “Warrants Shares”), have not been registered under the Securities Act and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. On August 21, 2026, we filed a registration statement on Form S-1 (the “Resale Registration Statement”) to register the Warrant Shares.

Material Terms of the Inducement Warrants and Common Warrants

The Inducements Warrants and Common Warrants (collectively, the “Warrants”) each have an exercise price of $4.03 per share. The exercise price and the number of shares of Common Stock issuable upon exercise of each Inducement Warrant and Common Warrant are subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock. In addition, in certain circumstances, upon a fundamental transaction, a holder of the Warrants will be entitled to receive, upon exercise of such warrants, the kind and amount of securities, cash or other property that such holder would have received had they exercised the warrants immediately prior to the fundamental transaction.

We may not affect the exercise of the Warrants, and the applicable Holder will not be entitled to exercise any portion of any such warrants, which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder (together with its affiliates) to exceed 4.99% or 9.99%, as applicable, of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants, as applicable.

The Inducement Warrants and the Common Warrants will not be exercisable without Stockholder Approval. We have agreed to hold a special meeting of the stockholders within sixty (60) days following the closing of the Transactions, in order to seek such Stockholder Approval to permit the exercise of the Inducement Warrants and the Common Warrants. In the event that we are unable to obtain the Stockholder Approval, the Inducement Warrants and the Common Warrants will not be exercisable and therefore have no value. We have agreed to use reasonable best efforts to hold a special meeting of stockholders in order to obtain Stockholder Approval. If we do not obtain Stockholder Approval with respect to the terms of the Inducement Warrants and the Common Warrants at the first special meeting of the stockholders, we have agreed to call a meeting every sixty (60) days thereafter to seek such Stockholder Approval until the date on which Stockholder Approval is obtained or the Inducement Warrants and the Common Warrants are no longer outstanding.

Agreements in connection with the Transactions

The Purchase Agreement and Inducement Letters contain customary representations and warranties and agreements of the Company and the purchasers and customary indemnification rights and obligations of the parties. We have agreed pursuant to the Purchase Agreement and the Inducement Letters, as applicable, that from the date of the Purchase Agreement and the Inducement Letters, as applicable, until thirty (30) days after the later of (i) the Stockholder Approval Date and (ii) the Effective Date (as defined in the Purchase Agreement), neither we nor any subsidiary of the Company may (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents, (ii) file any registration statement or any amendment or supplement thereto, in each case other than (a) as contemplated pursuant to the Registration Rights Agreement (as defined below), or (b) file a registration statement on Form S-8 in connection with any employee benefit plan. In addition, from the date of the Purchase Agreement and the Inducement Letters, as applicable, until one (1) year after the Stockholder Approval Date, we are prohibited from effecting or entering into an agreement to effect any issuance by us or any of our subsidiaries of Common Stock or Common Stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at-the-market offering”, whereby the Company may issue securities at a future determined price regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled.

In connection with the Transactions, we entered into a Placement Agency Agreement (the “Placement Agency Agreement”) on August 12, 2026 with Roth Capital Partners, LLC (the “Placement Agent”), as the exclusive placement agent in connection with the Transactions. As compensation to the Placement Agent, we paid the Placement Agent a cash fee of 7.0% of the aggregate gross proceeds received from the Transactions. In addition, we have also agreed to reimburse the Placement Agent for its accountable legal expenses in connection with the Transactions of up to $100,000.

In connection with the issuance of the Inducement Warrants and the Common Warrants, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Holders, dated August 12, 2026. Pursuant to the

Registration Rights Agreement, on August 21, 2026, we filed the Resale Registration Statement to register the resale of the Warrant Shares. In the event that we fail to timely deliver to the Holders the Warrant Shares without restrictive legends, we have agreed to pay certain liquidated damages to the Holders.

For further information regarding these agreements and the Transactions, please refer to our Current Report on Form 8-K filed with the SEC on August 13, 2026. The discussion herein relating to the Inducement Letters, the Inducement Warrants, the Purchase Agreement, the Pre-Funded Warrants, the Common Warrants, the Registration Rights Agreement and the Placement Agency Agreement is qualified in its entirety by reference to the transaction documents filed as exhibits to such Form 8-K.

Pre-Funded Warrants

Pursuant to the Purchase Agreement, we issued and sold to the Holders in a private placement 861,708 Pre-Funded Warrants to purchase up to 861,708 shares of Common Stock at a purchase price of $4.03 per Pre-Funded Warrant, together with Common Warrants to purchase up to 4,308,540 shares of Common Stock at an exercise price of $4.03 per share. The Pre-Funded Warrants were immediately exercisable and will expire upon exercise in full. Stockholder Approval is not required for the issuance of the Pre-Funded Warrants.

Stockholder Approval

A vote in favor of the Stock and Warrant Issuance Proposal is a vote “FOR” approval of the issuance of the Warrants and the Warrant Shares. The aggregate number of shares of our Common Stock issuable upon such warrants may exceed 19.99% of the outstanding shares of our Common Stock (determined as of the date hereof).

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the "Minimum Price"). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance. If an issuance includes common stock and other securities sold together as an investment unit, Nasdaq will attribute value to securities issued with common stock. If an offering includes the issuance of warrants, then in determining the discount to the Minimum Price, Nasdaq will attribute a value of $0.125 to each “plain vanilla” warrant with an exercise price no less than the offering price of the common stock.

Because the 5,583,150 shares of Common Stock issuable upon exercise of the Common Warrants and Inducement Warrants total more than 19.99% of outstanding shares of Common Stock and the Transactions are not considered a public offering for purposes of the Nasdaq shareholder approval rules, we are asking stockholders to approve the Stock and Warrant Issuance Proposal in respect of the issuance of the Warrants and Warrant Shares and related transactions pursuant to Nasdaq Listing Rule 5635(d).

Effect of the Proposal

If stockholders do not approve this Stock and Warrant Issuance Proposal, then the Inducement Warrants and the Common Warrants will not be exercisable and therefore would have no value, and we would be required to call a meeting every sixty (60) days as described in the Inducement Letters and the Purchase Agreement, as applicable, to seek stockholder approval until the earlier of the date on which stockholder approval is obtained or the warrants are no longer outstanding. Failure to obtain such approval may discourage future investors from engaging in future financings with us. If these consequences occur, we may have difficulty finding alternative sources of capital to fund our operations in the future on terms favorable to us or at all. We can provide no assurance that we would be successful in raising funds pursuant to additional equity or debt financings or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders. If stockholders approve this Stock and Warrant Issuance

Proposal, the Inducement Warrants and the Common Warrants will be exercisable immediately following such approval.

Certain Risks Associated with the Proposal

The issuance of shares of Common Stock upon exercise of the Warrants will have a dilutive effect on current stockholders. The percentage ownership of the Company held by current stockholders will decline as a result of the issuance of the shares of Warrant Shares. This means also that our current stockholders will own a smaller percent interest in us as a result of the exercise of the Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline. If the Warrants are exercised in full, a total of 6,444,858 shares of Common Stock will be issuable to the holders of the Warrants, and this dilutive effect may be material to current stockholders of the Company.

There may be future sales of our Common Stock, which could adversely affect the market price of our Common Stock. The exercise of any warrants, and other issuances of our Common Stock could have an adverse effect on the market price of the shares of our Common Stock. Sales of a substantial number of shares of our Common Stock or the perception that such sales might occur could materially adversely affect the market price of the shares of our Common Stock.

Provisions of the Warrants could discourage an acquisition of us by a third party. Certain provisions of the Warrants could make it more difficult or expensive for a third party to acquire us. The Warrants provide that, in the event of certain transactions constituting fundamental transactions, holders of such warrants will have the right, at their option, to receive from us or a successor entity the kind and amount of securities, cash or other property that such holder would have received had they exercised the Warrants immediately prior to the fundamental transaction. These and other provisions of the Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to the holders of our Common Stock.

Other

The Stock and Warrant Issuance Proposal is separate from and unrelated to, and is not contingent upon, the A&R Certificate of Incorporation Proposal, the Stock Incentive Plan Proposal and the Adjournment Proposal.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Special Meeting, provided that shares of Common Stock issued in connection with the Stock and Warrant Issuance Proposal, if any, will be excluded for purposes of counting the votes cast but included for purposes of quorum requirement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"

THE APPROVAL OF THE STOCK AND WARRANT ISSUANCE PROPOSAL.

Proposal 3

APPROVAL OF THE STOCK INCENTIVE PLAN PROPOSAL

Overview

In this proposal, we are asking stockholders’ approval to amend and restate our Amended and Restated 2018 Stock Incentive Plan (as defined below) to authorize an additional 180,000 new shares, representing $496,800 in market value as of August 20, 2026, for issuance thereunder (the “Fifth Amended and Restated 2018 Stock Incentive Plan” or the “Fifth Amended Plan”), which was unanimously approved by the Board on August 20, 2026. If approved by stockholders, the Fifth Amended Plan will replace the 2018 Stock Incentive Plan, as amended and restated on August 21, 2026 (the “Current Plan”), and the Fifth Amended Plan will be effective upon such approval. If stockholders’ vote on the Fifth Amended Plan at the Special Meeting is postponed, the Fifth Amended Plan will be effective on such date on which a stockholders’ meeting to vote to approve the Fifth Amended Plan occurs, and, until such time, the Current Plan will continue in effect, in accordance with its terms. The Current Plan originally was adopted by our Board on July 16, 2026 and approved by our stockholders on August 21, 2026.

The Board believes that equity awards are a critical part of our compensation program. Our compensation philosophy emphasizes equity-based awards because they align the interests of our employees (including our executive officers), directors, consultants, and advisors with those of our stockholders, encourage long-term retention, and incentivize long-term value creation. As of August 21, 2026, 152,360 shares remained available for the awards under the Current Plan. This available reserve under the Current Plan is not sufficient to grant equity awards to senior management in a manner that is consistent with our historical practice. Accordingly, if this Proposal 3 is not approved, we could be forced to increase cash compensation, thereby reducing resources otherwise available to meet our business needs. If this Proposal 3 is approved, we expect that, given our projected utilization, and assuming relative stock price stability, the increased share reserve will meet our grant needs until approximately December 31, 2027.

To enable us to continue offering meaningful equity-based incentives to our employees, officers, and directors, as well as consultants and advisors, the Board believes that it is both necessary and appropriate to increase the number of shares available for these purposes. The Board is seeking stockholder approval of the Fifth Amended Plan in order to authorize an additional 180,000 new shares for issuance thereunder. In calculating the size of the increase in the authorized number of shares issuable under the Fifth Amended Plan, our Board considered, among other things, our hiring plans and expected number of employees, our historical and projected share usage under our stock incentive plans, our “burn rate,” our current overhang in shares issuable upon exercise of outstanding awards granted under our stock incentive plans, the existing terms of such outstanding awards and assumptions regarding stock option exercise activity and forfeiture rates. A dilution analysis and an analysis of our burn rate is contained in this Proposal 3.

The following is a summary of the principal purposes and provisions of the Fifth Amended Plan, including a number of changes intended to promote sound corporate governance practices. The summary is qualified in its entirety by reference to the complete text of the Fifth Amended Plan, a copy of which is attached as Appendix B to this Proxy Statement. To the extent the description below differs from the text of the Fifth Amended Plan set forth in Appendix B, the text of the Fifth Amended Plan controls.

Summary of Principal Provisions

• Increased authorized pool of shares. The Fifth Amended Plan will increase the number of shares authorized for issuance under the Current Plan by 180,000 shares of common stock.

• No liberal share recycling of options or stock appreciation rights. Similar to the Current Plan, shares underlying options and stock appreciation rights (“SARs”) issued under the Fifth Amended Plan will not be recycled into the share pool under the Fifth Amended Plan if they are withheld in payment of the exercise price of the award or to satisfy tax withholding obligations in respect of such awards.

• Restrictions on Dividends and Dividend Equivalents. Similar to the Current Plan, the Fifth Amended Plan prohibits participants from receiving current dividends or dividend equivalents that are paid before the underlying award vests and is paid.

• Enhanced clawback provisions. The Fifth Amended Plan includes a recoupment, or “clawback” provision set forth in the Current Plan, under which any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee (as defined below) in accordance with any Company clawback policy (or successor policy) or otherwise, including as required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law, regulation or stock exchange listing requirement. This clawback provision also provides that participants in the Fifth Amended Plan agree to and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any award or amount paid under the Fifth Amended Plan that becomes subject to clawback pursuant to any applicable law, government regulation, stock exchange listing requirement or policy of the Company, including, but not limited to, submitting documentation necessary to recover or recoup any such award.

• New Term. The Fifth Amended Plan also provides that awards may be granted pursuant to the Fifth Amended Plan until September 22, 2036.

Background for Request to Increase the Number of Shares Reserved for Equity Incentive Awards

Equity compensation is a vital component of our executive compensation philosophy. The Board believes it is in the best interests of the Company and its stockholders to approve the Fifth Amended and Restated 2018 Stock Incentive Plan in order to continue to motivate outstanding performance by our executive officers, employees, consultants, advisors, and non-employee directors. If this proposal is not approved, we believe that our efforts to motivate these individuals would be negatively impacted and that we would be at a disadvantage against our competitors for recruiting, retaining, and motivating those individuals who are critical to our success. We rely on equity as part of the compensation package for employees and directors. The current shares of common stock available for issuance under the Current Plan as of August 21, 2026, is 152,360, which is not sufficient for our 2026 annual grants to senior management and future grants to our employees. Accordingly, if this proposal is not approved, we could be forced to increase cash compensation, thus reducing resources available to meet our business needs.

In consideration of the limited number of shares remaining available for issuance under the Current Plan and our need for equity compensation to maintain a competitive position in attracting, retaining, and motivating key personnel, our Board adopted the Fifth Amended Plan. In calculating the size of the increase in the authorized number of shares issuable under the Fifth Amended Plan, our Board considered, among other things, our hiring plans and expected number of employees, our historic and projected share usage under our stock incentive plans, our “burn rate,” our current overhang in shares issuable upon exercise of outstanding awards granted under our stock incentive plans or as inducement grants, the existing terms of such outstanding awards and assumptions regarding stock option exercise activity and forfeiture rates. On August 20, 2026, the last reported sale price of our common stock on Nasdaq was $2.76 per share.

If stockholders approve the Fifth Amended Plan, we will have 180,000 shares of common stock available for issuance pursuant to future awards under the Fifth Amended Plan (plus (i) any shares of common stock available for issuance under the Current Plan (up to 152,360 shares), and (ii) any Returning Shares (as defined below)). We expect that this number of shares available for issuance, given our projected utilization and assuming relative stock price stability, will meet our grant needs until approximately December 31, 2027. This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of shares of our common stock, the mix of cash, options, and full value awards provided as long-term incentive compensation, grant amounts provided by our competitors, payout of performance-based awards in excess of target in the event of superior performance, hiring activity, and promotions during the next few years.

Dilution Analysis

As of August 21, 2026, our capital structure consisted of 1,810,215 shares of common stock outstanding. As of August 21, 2026, 152,360 shares remained available for awards under the Current Plan. The proposed share authorization is a request for 180,000 new shares of common stock to be available for awards under the Fifth Amended Plan.

Overhang provides a measure of the potential dilutive effect of all outstanding equity awards and shares available for future grants. We calculated overhang as the total number of options outstanding and unvested restricted stock units (“RSU”), plus shares available to be granted, divided by the total number of shares of common stock outstanding and warrants outstanding. Our overhang as of August 21, 2026, was 1.91%. If the 180,000 additional shares proposed to be authorized for issuance under our Fifth Amended Plan are included in the calculations our overhang would have been 4.17% as of August 21, 2026.

The Board believes that this number of shares represents a reasonable amount of potential equity dilution, which will allow us to continue granting equity awards, an important component of our equity compensation program.

Burn Rate

Burn rate provides a measure of the potential dilutive impact of the equity awards we grant. Set forth below is a table that reflects our burn rate for 2023, 2024, and 2025, as well as the average over those years. The burn rates in the table below are calculated using Institutional Shareholder Services' Value-Adjusted Burn Rate (“VABR”) approach.

Fiscal Year	Fair Value of Equity Awards Granted	Basic Weighted Average Number of Shares of Common Stock Outstanding	Value-Adjusted Burn Rate (1)
2025	255,491	313,535	8.64%
2024	-	-	0.00%
2023	526,287	278,060	23.77%
Three-Year Average	260,593	197,198	10.80%

(1)“Value-Adjusted Burn Rate” is defined as the fair value of equity awards granted during the period divided by the basic weighted-average of shares of common stock outstanding multiplied by the stock price.

The only equity compensation plan from which we may currently issue new awards is the Current Plan. We may also issue new awards as inducement grants. The following table summarizes information regarding all of our outstanding options under all of our equity compensation plans and shares available for future awards under all of our equity plans as of June 30, 2026.

June 30, 2026
Outstanding options	-
Outstanding RSUs	6,542
Total shares of common stock underlying all outstanding options and RSUs	6,542
Weighted-average exercise price of outstanding options	$40.24
Weighted-average remaining contractual life of outstanding options (in years)	0.2
Total shares available for future awards	7,360

Promotion of Sound Corporate Governance Practices

We have designed the Fifth Amended Plan to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, officers, non-employee directors, and consultants with the interests of our stockholders. These features include, but are not limited to, the following:

• Limitation on Awards to Non-Employee Directors. Awards granted to non-employee directors may not exceed an aggregate value of $1,000,000 (taken together with any cash fees earned by such non-employee director for services rendered during the calendar year and based on grant date fair value) in any one fiscal year period.

• No Discounted Stock Options or Stock Appreciation Rights. Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

• Prohibition on Repricing. The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of stockholders, including by a cash repurchase of “underwater” awards.

• Minimum Vesting Requirements. Subject to certain limited exceptions, awards granted under the Fifth Amended Plan will be subject to a minimum vesting period of one year.

• No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price of a stock option or SAR or to satisfy withholding taxes in connection with the exercise or settlement of an award count against the number of shares remaining available under the Fifth Amended Plan. The Fifth Amended Plan also prohibits “net share counting” upon the exercise of stock options or SARs and prohibits the reuse of shares purchased on the open market with the proceeds of option exercises.

• No Dividends on Unearned or Unvested Awards. The Fifth Amended Plan prohibits the current payment of dividends or dividend equivalent rights on unearned or unvested awards.

• Awards Subject to Clawback. Awards under the Fifth Amended Plan are subject to clawback in the event the participant engages in misconduct that causes the need for restatement of financial statements.

• No Tax Gross-Ups. The Fifth Amended Plan does not provide for any tax gross-ups.

• No Liberal Change in Control Definition. The Fifth Amended Plan defines “Reorganization Event” and “Change in Control Event” based on the consummation of the transaction rather than the announcement or stockholder approval of the transaction.

Description of the Fifth Amended Plan

References to the “Committee” in this summary mean the Compensation Committee of the Board. As the full Board may perform any function of the Committee with respect to the Fifth Amended Plan (except to the extent limited under Nasdaq rules), the term “Committee” also refers to the Board.

Types of Awards; Shares Available for Issuance

The Fifth Amended Plan allows for the issuance of Incentive Stock Options (“ISOs”) intended to qualify under Section 422 of the Internal Revenue Code, as amended (the “Code”), Nonstatutory Stock Options (“NSOs”), SARs, restricted stock awards, restricted stock units, other stock-based awards, cash-based awards, and performance awards (collectively, “Awards”). Subject to adjustment in the event of stock splits, stock dividends, or similar events, and assuming the Fifth Amended Plan is approved by our stockholders, Awards may be made under the Fifth Amended Plan for up to 180,000 shares of common stock, plus (i) any shares of common stock available for issuance under the Current Plan (up to 152,360 shares), plus (ii) any Returning Shares (collectively, the “Share Reserve”).

If any shares to which an Award relates are (i) forfeited, canceled or payment is made to the participant in the form of cash, cash equivalents or other property other than shares; (ii) tendered by the participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award other than an Option or SAR; or (iii) otherwise terminated without payment being made to the participant in the form of shares, such shares shall be added back to the Share Reserve (such shares, the “Returning Shares”). Notwithstanding the foregoing, the following shares will not be added back to the Share Reserve: (i) shares previously owned or acquired by the participant that are delivered to the Company, or withheld from an Award, to pay the exercise price of an Award, (ii) shares that are delivered or withheld for purposes of satisfying a tax withholding obligation relating to an Option or SAR, (iii) shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR, or (iv) shares repurchased on the open market with the proceeds of the exercise price of an Option. Subject to applicable stock exchange requirements, substitute Awards will not count against the Share Reserve, nor will shares subject to a substitute Award again be available for Awards under the Fifth Amended Plan to the extent of any forfeiture, expiration or cash settlement. Shares of common stock delivered by the Company under the Fifth Amended Plan may be authorized but unissued common stock or previously-issued common stock acquired by the Company.

Certain limitations apply to the shares of common stock available for issuance under the Fifth Amended Plan. The maximum aggregate grant date value of shares of common stock subject to awards that may be granted to a non-employee director during any calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, cannot exceed $1,000,000 in total value. The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual non-employee directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, the Committee may grant Awards under the Fifth Amended Plan in substitution for an option or other stock or stock-based Awards granted by such entity or an affiliate thereof on such terms as the Committee determines appropriate in the circumstances, notwithstanding any limitation on Awards contained in the Fifth Amended Plan. Substitute Awards granted under the Fifth Amended Plan in connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity will not count against the overall share limits and limitations described above, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to other terms and conditions as are specified in connection with the option grant. Only our employees or employees of our subsidiaries, if any, may receive ISOs as defined in Section 422 of the Code. An option that is not intended to be an ISO is an NSO. Options may not be granted at an exercise price that is less than 100% of the fair market value of the common stock on the effective date of grant; provided, however, that if the Committee approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of the common stock on such future date. ISOs may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to optionees holding more than 10% of the total combined voting power of all classes of our stock. Under the terms of the Fifth Amended Plan, stock options may not be granted for a term in excess of 10 years (and five years in the case of ISOs granted to optionees holding greater than 10% of the total combined voting power of all classes of our stock). Any or all of the Awards available under the Fifth Amended Plan may be in the form of ISOs. The Fifth Amended Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash, check or wire transfer, or, except as may otherwise be provided in the applicable option Award agreement or approved by the Committee, in connection with a “cashless exercise” through a broker, (ii) to the extent provided in the applicable option Award agreement or approved by the Committee, and subject to certain conditions, by surrender to us of shares of common stock owned by the participant valued at their fair market value, (iii) to the extent provided in an applicable NSO agreement or approved by the Committee, and subject to certain conditions, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of our common stock on the date of exercise, (iv) to the extent provided by applicable law and provided for in the applicable option Award agreement or approved by the Committee, by any other lawful means, or (v) any combination of the foregoing.

Stock Appreciation Rights. A SAR is an award entitling the holder, upon exercise, to receive a number of shares of common stock or cash (or a combination thereof) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. SARs may be granted independently or in tandem with stock options granted under the Fifth Amended Plan. The Fifth Amended Plan provides that the measurement price of an SAR may not be less than 100% of the fair market value of our common stock on the effective date of grant (provided, however, that if the Committee approves the grant of a SAR effective as of a future date, the measurement price will not be less than 100% of the fair market value on such future date) and that SARs granted under the Fifth Amended Plan may not have a term in excess of 10 years.

Limitation on Repricing of Options or SARs; No Reload Rights or Dividend Equivalents. With respect to options and SARs, unless such action is approved by stockholders or otherwise permitted under the terms of the Fifth Amended Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding option or SAR granted under the Fifth Amended Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the Fifth Amended Plan) and grant in substitution therefor new Awards under the Fifth Amended Plan (other than certain substitute Awards described above) covering the same or a different number of shares of common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the canceled option or SAR, (iii) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the Fifth Amended Plan that constitutes a “repricing” within the meaning of the rules of Nasdaq. No option or SAR granted under the Fifth Amended Plan will contain any provision entitling the grantee to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR or provide for the payment or accrual of dividend equivalents.

Restricted Stock Awards. We may issue Awards entitling recipients to acquire shares of our common stock subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Committee in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. We refer to these Awards as Restricted Stock. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on Unvested Dividends.

Restricted Stock Units. We may also grant Awards entitling the recipient to receive shares of our common stock (or cash equal to the fair market value of such shares) to be delivered at the time such Award vests. We refer to these Awards as Restricted Stock Units. The Committee may, in its discretion, provide that settlement of Restricted Stock Units will be deferred, on a mandatory basis or at the election of the participant in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any Restricted Stock Units.

Other Stock-Based Awards. Under the Fifth Amended Plan, the Committee may grant other Awards of shares of common stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon our common stock or other property, having such terms and conditions as the Committee may determine. We refer to these types of Awards as Other Stock-Based Awards. Other Stock-Based Awards may be available as a form of payment in the settlement of other Awards granted under the Fifth Amended Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of our common stock or cash, as the Committee determines.

Other Cash-Based Awards. The Company may also grant Awards denominated in cash rather than shares of common stock.

Performance Awards. Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards and Cash-Based Awards granted under the Fifth Amended Plan may be made subject to achievement of performance goals. We refer to these types of Awards as Performance Awards. Performance measures established by the Committee may consist of one or more criteria determined by the Committee, including, without limitation:

• revenue (gross, operating or net);

• revenue growth;

• EBIT;

• EBITDA;

• earnings growth;

• profit margins or contributions;

• expense levels or ratios;

• return on investment;

• return on assets;

• return on equity;

• return on capital (total or invested);

• operating cash flow;

• cash flow sufficient to achieve financial ratios or a specified cash balance;

• free cash flow;

• cash flow return on capital;

• net cash provided by operating activities;

• cash flow per share;

• working capital or adjusted working capital;

• return on stockholders’ equity;

• total stockholder return;

• stock price; stock price appreciation;

• market capitalization;

• earnings per share (basic or diluted) (before or after taxes);

• price-to-earnings ratio;

• acquisitions or divestitures;

• collaborations, licensing, or joint ventures;

• product research and development;

• clinical trials;

• regulatory filings or approvals;

• patent application or issuance;

• manufacturing or process development;

• sales or net sales;

• sales growth;

• market share;

• market penetration;

• inventory control;

• growth in assets;

• key hires;

• business expansion;

• achievement of milestones under a third-party agreement;

• financing;

• resolution of significant litigation;

• legal compliance or risk reduction;

• improvement of financial ratings; or

• achievement of balance sheet or income statement objectives.

Such performance measures: (i) may vary by participant and may be different for different Awards; and (ii) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Committee. Performance criteria that are financial metrics may be determined in accordance with GAAP or financial metrics that are based on, or able to be derived from GAAP, and may be adjusted when established or at any time thereafter to include or exclude any items otherwise includable or excludable under GAAP. The determination of performance with respect to a performance criterion may include or exclude any one or more of:

• extraordinary items;

• gains or losses on the dispositions of discontinued operations;

• the cumulative effects of changes in accounting principles;

• the impairment or writedown of any asset or assets;

• charges for restructuring and rationalization programs;

• other extraordinary or non-recurring items, as specified by the Committee when establishing the performance measures; or

• such other factors as the Committee may determine.

Dividends and Dividend Equivalents

The Committee is authorized to grant to participants a right under the Fifth Amended Plan, to receive cash, common stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of common stock (“Dividend Equivalents”). Dividend Equivalents will be subject to the same vesting terms as applied to the original Award to which it relates. With respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is unvested, such dividends (or Dividend Equivalents) will either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. In no event will dividends or dividend equivalents be paid with respect to Options or SARs.

Transferability of Awards

Except as the Committee may otherwise determine or provide in an Award in connection with certain gratuitous transfers, Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an ISO, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.

Eligibility to Receive Awards

Employees, officers, directors, consultants, and advisors of Aptevo or a subsidiary of Aptevo are eligible to be granted Awards under the Fifth Amended Plan. However, ISOs may only be granted to our employees. The granting of Awards under the Fifth Amended Plan is discretionary, and we cannot now determine the number or type of Awards to be granted in the future to any particular person or group, except that Awards are subject to the limitations described above. Because our executives and non-employee directors are eligible to receive awards under the Fifth Amended Plan, they may be deemed to have a personal interest in the approval of this Proposal 3.

Administration

The Committee (which shall consist of two or more members who are not current or former officers or employees of the Company, who are “non-employee directors” to the extent required by and within the meaning of Rule 16b-3 under the Exchange Act and who are “independent” pursuant to the rules of Nasdaq) administers the Fifth Amended Plan and is authorized to grant Awards and to adopt, amend, and repeal the administrative rules, guidelines, and practices relating to the Fifth Amended Plan and to construe and interpret the provisions of the Fifth Amended Plan and any Award agreements entered into under the Fifth Amended Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Fifth Amended Plan or any Award in the manner and to the extent it will deem expedient and it will be the sole and final judge of such expediency.

Pursuant to the terms of the Fifth Amended Plan, the Committee may delegate authority under the Fifth Amended Plan to persons as it deems appropriate; provided, however, no such delegation may be made if it will prevent the Fifth Amended Plan or any award under the Fifth Amended Plan from complying with Rule 16b-3, the rules of the Nasdaq, or any other law. Additionally, the full Board may perform any function of the Committee except to the extent limited under Nasdaq rules. The Committee, with the input of management, selects the recipients of Awards and determines, in addition to other items, and subject to the terms of the Fifth Amended Plan:

• the number of shares of common stock, cash, or other consideration covered by Awards and the terms and conditions of such Awards, including the dates upon which such Awards become exercisable or otherwise vest;

• the exercise or measurement price of Awards, if any;

• the effect on Awards of a change in control of Aptevo; and

• the duration of Awards.

To the extent permitted by applicable law, the Committee may delegate to one or more of our officers the power to grant Awards to our employees or non-executive officers and to exercise such other powers under the Fifth Amended Plan as the Committee may determine, provided that the Committee will fix the terms of the Awards to be granted by such officers and the maximum number of shares subject to Awards that the officers may grant. No officer will be authorized to grant Awards to any of our executive officers.

Awards to non-employee directors will only be granted and administered by a committee, all the members of which are independent as defined by Section 5605(a)(2) of the Nasdaq Listing Rules.

Except as otherwise provided under the Fifth Amended Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Committee need not treat participants uniformly. Except as otherwise provided for in the Fifth Amended Plan, the Committee will determine the effect on an Award of the disability, death, retirement, termination, or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian, or designated beneficiary) may exercise rights under the Award.

We are required to make equitable adjustments (in the manner determined by the Committee) to the number and class of securities available under the Fifth Amended Plan and any outstanding awards under the Fifth Amended Plan and the share counting rules and limits set forth in the Fifth Amended Plan to reflect stock splits, stock dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs, and other similar changes in capitalization or events or any dividends or distributions to holders of our common stock other than ordinary cash dividends.

All decisions by the Committee will be made in the Committee’s sole discretion and will be final and binding on all persons having or claiming any interest in the Fifth Amended Plan or in any Award. We will indemnify and hold harmless each director, officer, employee, or agent to whom any duty or power relating to the administration or interpretation of the Fifth Amended Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Committee’s approval) arising out of any act or omission to act concerning the Fifth Amended Plan unless arising out of such person’s own fraud or bad faith.

Minimum Vesting. No Award, other than Cash-Based Awards, may vest (or, if applicable, be exercisable) until at least twelve (12) months following the date of grant of the Award; provided, however, that the following Awards are not to be subject to the foregoing minimum vesting requirement: any (i) substitute Awards; (ii) Awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting; and (iii) any additional Awards that the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Fifth Amended Plan, subject to adjustments made in accordance with the terms of the Fifth Amended Plan. The foregoing restrictions do apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award in cases of death, disability, Reorganization Event, or a Change in Control Event, in the terms of the Award document or otherwise.

Amendment of Awards. Except as otherwise provided under the Fifth Amended Plan with respect to repricing outstanding stock options or SARs, Performance Awards, the minimum vesting rules and exclusions thereto, the prohibitions on acceleration of vesting and exclusions thereto, or actions requiring stockholder approval, the Committee may amend, modify, or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an ISO to an NSO, provided that the participant’s consent to any such action will be required unless the Committee determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Fifth Amended Plan or the change is otherwise permitted under the terms of the Fifth Amended Plan in connection with a change in capitalization or reorganization event.

Clawback. The Committee may condition an eligible person’s right to receive a grant of an Award, or a participant’s right to exercise an Award, to retain common stock, cash or other property acquired in connection with an Award, or to retain the profit or gain realized by a participant in connection with an Award, upon the participant’s compliance with specified conditions relating to non-competition, confidentiality of information relating to the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its officers, non-employee directors and affiliates, or other requirements applicable to the participant, as determined by the Committee, at the time of grant or otherwise, including during specified periods following termination of service.

In the event that the participant engages in misconduct that causes or partially causes the need for restatement of financial statements that would have resulted in a lower Award where the payment was predicated upon the achievement of certain financial results that were the subject of the restatement, to the extent of the reduction in amount of such Award as determined by the Committee (i) the Award will be canceled and (ii) the participant will forfeit (A) the shares of common stock received or payable on the vesting or exercise of the Award and (B) the amount of the proceeds of the sale or gain realized on the vesting or exercise of the Award.

Awards granted under the Fifth Amended Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any other policy of the Company that applies to Awards, such as anti-hedging or pledging policies, as they may be in effect from time to time. By accepting Awards under the Fifth Amended Plan, participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any Award or amounts paid under the Fifth Amended Plan subject to clawback pursuant to such law, government regulation, stock exchange listing requirement or Company policy.

Reorganization Events and Change in Control Events

Definitions. The Fifth Amended Plan contains provisions addressing the consequences of any reorganization or change in control event. A “Reorganization Event” is defined under the terms of the Fifth Amended Plan to mean: (a) any merger or consolidation of us with or into another entity as a result of which the common stock is converted into or exchanged for the right to receive cash, securities, or other property, or is canceled, or (b) any exchange of shares of common stock for cash, securities or other property pursuant to a share exchange or other transaction.

A “Change in Control Event” is defined under the terms of the Fifth Amended Plan to mean: (a) the acquisition by an individual, entity or group (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns 50% or more of either (x) the aggregate number of shares of common stock then-outstanding or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors, excluding certain specified acquisitions that pursuant to the terms of the Fifth Amended Plan do not constitute a Change in Control Event; (b) such time as the continuing directors do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), excluding any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; (c) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), excluding certain Business Combinations set forth in the Fifth Amended Plan; or (d) the complete liquidation or dissolution of the Company.

Impact on Awards. Upon the occurrence of a Reorganization Event or Change in Control Event, (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the participant) awards shall either: (a) be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); (b) upon written notice to a participant, be terminated immediately prior to the consummation of such Reorganization Event or Change in Control Event unless exercised by the participant (only to the extent then vested and exercisable) within a specified period following the date of such notice; (c) only if Awards are not assumed or substituted pursuant to clause (a) above, become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event or Change in Control Event; (d) in the event of a Reorganization Event or Change in Control Event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event or Change in Control Event (the “Acquisition Price”), make or provide for a cash payment to participants with respect to each Award held by a participant equal to (X) the number of shares of common stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event or Change in Control Event in cases where such awards are not assumed or substituted) multiplied by (Y) the excess, if any, of (I) the Acquisition Price over (II) the exercise, grant or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award; (e) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and (f) any combination of the foregoing. If the per share fair market value of the common stock does not exceed the per share exercise price of an Option or SAR, the Company is not required to make any payment to the participant upon surrender or cancelation of the Option or SAR. The Committee is not obligated by the Fifth Amended Plan to treat all Awards, all Awards held by a participant, or all Awards of the same type, identically.

Notwithstanding the foregoing, except to the extent specifically provided to the contrary in the Award agreement or any other agreement between the participant and the Company, each Award shall become immediately vested, exercisable, or free from forfeiture, as applicable, if on or prior to the first anniversary of the date of the consummation of a Change in Control Event, the participant’s service with the Company or a successor corporation is terminated without “Cause” (as defined in the Fifth Amended Plan) by the Company or the successor corporation or is terminated for “Good Reason” (as defined in the Fifth Amended Plan) by the participant.

Amendment or Termination

The Committee may amend, suspend, or terminate the Fifth Amended Plan or any portion thereof at any time provided that (i) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until our stockholders approve such amendment; and (ii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s common stock is not then listed on any national securities exchange), then no amendment to the Fifth Amended Plan (A) materially increasing the number of shares authorized under the Fifth Amended Plan (other than as provided for in the Fifth Amended Plan in connection with substitute Awards, changes in capitalization or reorganization events), (B) expanding the types of Awards that may be granted under the Fifth Amended Plan, or (C) materially expanding the class of participants eligible to participate in the Fifth Amended Plan will be effective unless and until our stockholders approve such amendment. In addition, if at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to ISOs, the Committee may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Fifth Amended Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all Awards outstanding under the Fifth Amended Plan at the time the amendment is adopted, provided that the Committee determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Fifth Amended Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Fifth Amended Plan unless the Award provides that (1) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of common stock) prior to such stockholder approval.

Effective Date and Terms of the Fifth Amended Plan

The Fifth Amended Plan will become effective on September 22, 2026 (for the purposes of Proposal 3, the “Effective Date”), subject to approval by the Company’s stockholders at the Special Meeting. If the Fifth Amended Plan is not so approved by the Company’s stockholders, then the Current Plan, as in effect immediately prior the Effective Date, shall remain in effect. No Awards shall be granted under the Fifth Amended Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

Federal Income Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences that generally will arise to plan participants and the Company with respect to Awards granted under the Fifth Amended Plan. This summary is based on an interpretation of the federal tax laws and regulations in effect as of the date of this Proxy Statement and may be inapplicable if such laws and regulations are changed in the future. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. In addition, to the extent that any Awards granted under the Fifth Amended Plan are subject to Section 409A of the Code, this summary assumes that all Awards will be designed to conform to the rules under Section 409A of the Code regarding nonqualified deferred compensation (or an exception thereto). The Fifth Amended Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

Incentive Stock Options. Options issued under the Fifth Amended Plan and designated as ISOs are intended to qualify as such under Section 422 of the Code. Under the provisions of Section 422 and the related regulations, an optionee who has been granted an ISO will not have income, and the Company will not be entitled to a deduction, upon the grant or exercise of an ISO; provided, however, that the difference between the value of the stock received on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the optionee’s alternative minimum tax.

The taxation of gain or loss upon the sale of the stock acquired upon the exercise of an ISO will depend, in part, on whether the holding period of the stock is at least (a) two years from the date the option was granted and (b) more than one year from the date the option was exercised. If these holding period requirements are satisfied, then any gain or loss realized on a subsequent disposition of the stock will be treated as a long-term capital gain or loss. If these holding periods are not met, then upon such “disqualifying disposition” of the stock, the optionee will have ordinary income, in an amount equal to the excess of the fair market value of the stock at the time of exercise over the exercise price, limited to the gain on the sale. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. This capital gain (or loss) will be long-term if the optionee has held the stock for more than one year and otherwise will be short-term.

If the optionee recognizes ordinary income upon a disqualifying disposition, the Company generally will be entitled to a tax deduction in the same amount. If, however, the optionee meets the applicable holding period, the Company generally will not be entitled to a tax deduction with respect to capital gains recognized by the optionee. If an ISO is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as a nonstatutory stock option.

Nonstatutory Stock Options. An optionee will generally not have income upon the grant of an NSO. Rather, the optionee will have compensation income upon the exercise of an NSO equal to the fair market value of the stock on the day the optionee exercised the option less the exercise price plus the amount, if any, paid by the optionee for the NSO. The Company is generally entitled to a tax deduction in an amount equal to the compensation income recognized by the optionee. Upon a subsequent sale of the stock acquired under an NSO, the optionee will have short-term or long-term capital gain or loss, depending on the holding period, equal to the difference between the sales proceeds and the fair market value of the NSO stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the NSO stock for more than one year after the NSO is exercised and otherwise will be short-term.

Stock Appreciation Rights. SARs are treated very similarly to NSOs for tax purposes. A participant receiving an SAR will not normally have income upon the grant of an SAR. Rather, upon the exercise of an SAR the participant will recognize compensation taxable as ordinary income equal to either: the amount of the cash received upon the exercise; or, if stock is received upon the exercise of the SAR, the fair market value of any such stock received. The Company will generally be entitled to a tax deduction in an amount equal to the compensation income recognized by the participant. Upon the sale of any stock received upon the exercise of the SAR, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year from the date of exercise and otherwise will be short-term.

A participant who makes a Section 83(b) election will recognize ordinary taxable income on the grant date equal to the fair market value of the shares as if the shares were unrestricted. If the shares subject to such election are subsequently forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the date of grant. If the participant does not make a Section 83(b) election, then when the shares of Restricted Stock vest the participant will have compensation income equal to the fair market value of the stock on the vesting date less the purchase price.

Restricted Stock Units. A participant will not have income for federal income tax purposes, and the Company is not entitled to a deduction, upon the grant of a Restricted Stock Unit. Rather, upon the settlement of Restricted Stock

Units, the recipient generally will be subject to compensation income taxed at ordinary income rates in an amount equal to the fair market value of any stock issued or cash paid on the settlement date less the purchase price, if any, and the Company generally will be entitled to a deduction equal to the amount of the ordinary income realized by the recipient. If the recipient receives shares of stock upon settlement then, when the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the settlement date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards and Cash-Based Awards. The tax consequences associated with any Other Stock-Based Award granted under the Fifth Amended Plan will vary depending on the specific terms of the Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying common stock.

Limitations on the Company’s Deductions. Section 162(m) of the Code generally limits the Company’s deduction for compensation in excess of $1,000,000 paid to certain executive officers, including our chief executive officer, chief financial officer and three other highest-paid executive officers. Prior to 2018, compensation paid to covered employees was not subject to the deduction limitation if it was considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. Such qualified performance-based compensation exception was repealed for tax years beginning in 2018. The Compensation Committee strives to grant certain Awards that will preserve deductibility to the extent reasonably practicable and to the extent consistent with its compensation objectives. However, the Compensation Committee believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in structuring, determining and ultimately approving payment with respect to its awards to employees, even if the programs or such decisions may result in certain compensation that is not deductible pursuant to Section 162(m) of the Code.

Consequences of a Change in Control. If a change of control of the Company causes Awards under the Fifth Amended Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of the Company’s deductions under Section 280G of the Code.

Section 409A. Section 409A of the Code (“Section 409A”) applies to compensation that individuals earn in one year but that is not paid until a future year. This is referred to as nonqualified deferred compensation. If deferred compensation covered by Section 409A meets the requirements of Section 409A, then Section 409A has no effect on the individual’s taxes. The compensation is taxed in the same manner as it would be taxed if it were not covered by Section 409A. If a deferred compensation arrangement does not meet the requirements of Section 409A, the compensation is subject to accelerated taxation in the year in which such compensation is no longer subject to a substantial risk of forfeiture and certain additional taxes, interest and penalties, including a 20% additional income tax. Awards of stock options, stock appreciation rights, restricted stock and restricted stock units under the Fifth Amended Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Section 409A. Awards under the Fifth Amended Plan are intended to comply with Section 409A, the regulations issued thereunder or an exception thereto. Notwithstanding, Section 409A of the Code may impose upon a participant certain taxes or interest charges for which the participant is responsible. Section 409A does not generally impose any penalties on the Company and does limit the Company’s deduction with respect to compensation paid to a participant.

New Plan Benefits

The Board has full discretion to determine the amount of any future awards to be made to participants under the Fifth Amended Plan, subject to the limits described above. Additionally, no awards have been made under the Fifth Amended Plan that are contingent upon stockholder approval of the Fifth Amended Plan. Therefore, it is not possible to determine the benefits or amounts that will be received by or allocated to participants under the Fifth Amended Plan.

Registration of New Shares

We intend to file with the Securities and Exchange Commission a registration statement on Form S-8 covering the new shares reserved for issuance under the Fifth Amended Plan if stockholders approve this Proposal 3.

Other Matters

The Stock Incentive Plan Proposal is separate from and unrelated to, and is not contingent upon any other proposal included in this Proxy Statement.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE FIFTH AMENDED AND RESTATED 2018 STOCK INCENTIVE PLAN AS SET FORTH IN PROPOSAL 3.

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2025 about shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements. The information includes the number of shares covered by, and the weighted-average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	Number of securities to be issued upon exercise of outstanding options, RSUs, warrants and rights	Weighted-average exercise price of outstanding options, RSUs, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,542	$40.24	7,360
Equity compensation plans not approved by security holders	-	$-	-
Total	6,542	$40.24	7,360

Proposal 4

AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, Proposal 2 or Proposal 3, our proxy holders may move to adjourn the Special Meeting at that time in order to enable our Board to solicit additional proxies in favor of each of the proposals.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board, and each of them individually, to vote to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1, Proposal 2 or Proposal 3. If our stockholders approve this proposal, we could adjourn, postpone or continue the Special Meeting and any adjourned session of the Special Meeting to use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted against Proposal 1, Proposal 2 or Proposal 3. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, Proposal 2 or Proposal 3, we could adjourn the Special Meeting without a vote on such proposal(s) and seek to convince our stockholders to change their votes in favor of such proposal(s).

If it is necessary or appropriate to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Other Matters

The Adjournment Proposal is separate from and unrelated to, and is not contingent upon, the A&R Certificate of Incorporation Proposal, the Stock and Warrant Issuance Proposal and the Stock Incentive Plan Proposal.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Special Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"

THE AUTHORIZATION TO ADJOURN THE SPECIAL MEETING AS SET FORTH IN

PROPOSAL 4.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of our Common Stock as of August 13, 2026 by: (i) each director and nominee for director; (ii) each of the named executive officers; (iii) all named executive officers and directors of our company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its Common Stock. Unless otherwise indicated, the address of the individuals and entities below is c/o Aptevo Therapeutics Inc., 2401 4th Avenue, Suite 1050, Seattle, Washington 98121.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of Common Stock issuable upon the exercise of stock options that are immediately exercisable or exercisable and vesting restricted stock units (“RSU”) within 60 days after August 13, 2026 but exclude unvested stock options. The information is not necessarily indicative of beneficial ownership for any other purpose.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock subject to options or RSUs held by that person that are currently exercisable or exercisable within 60 days of August 13, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Beneficial Ownership(1)
	Number of Shares	Percent of Total
Directors and Named Executive Officers
Marvin L. White (Officer & Director)	1,261	*
Jeffrey G. Lamothe (Officer & Director)	961	*
SoYoung Kwon (Officer)	638	*
Daniel J. Abdun-Nabi (Director)	400	*
John E. Niederhuber, M.D. (Director)	400	*
Zsolt Harsanyi, Ph.D. (Director)	400	*
Grady Grant, III (Director)	1,150	*
Barbara Lopez Kunz (Director)	400	*
All executive officers and directors as a group (11 persons)	6,730	*
Other 5% or greater beneficial owners
Armistice Capital Master Fund Ltd (2)(3)(4)	180,017	9.99%
Hudson Bay Master Fund Ltd. (2)(3)(5)	180,017	9.99%
Sabby Volatility Warrant Master Fund, Ltd. (2)(3)(6)	180,017	9.99%
Niowave, Inc. (3)(7)	249,096	13.82%

* Less than one percent.

(1)
This table is based upon information supplied by officers and directors. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 1,801,970 shares outstanding on August 13, 2026, adjusted as required by rules promulgated by the SEC. Each person is deemed to be the beneficial owner of shares which may be acquired within sixty days of August 13, 2026 through the exercise of options, warrants, and other rights, if any.
(2)
Beneficial ownership shares and the related ownership percentage are as of August 13, 2026, and based on our knowledge, from private placement transactions completed by the Company on August 13, 2026.
(3)
The Common Warrants, Pre-Funded Warrants, Inducement Warrants and certain rights to purchase additional shares are subject to a beneficial ownership limitation of 4.99%, 9.99%, and 19.99%, as applicable, which such limitation restricts the holders from exercising that portion of the warrants that would result in the holders and its affiliates owning, after exercise, a number of shares of Common Stock in excess of the beneficial ownership limitation.
(4)
Armistice Capital Master Fund Ltd: Includes 180,017 shares of Common Stock underlying the Pre-Funded Warrants held as of August 13, 2026. Excludes 107,219 shares Common Stock underlying the Pre-Funded Warrants which are not exercisable within 60 days of August 13, 2026 by virtue of the beneficial ownership limitation described in footnote 3 and 1,864,105 shares of Common Stock underlying the Common Warrants and Inducement Warrants which are not exercisable within 60 days of August 13, 2026 by virtue of shareholder approval requirement. The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”) and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.
(5)
Hudson Bay Master Fund Ltd.: Includes 54,840 shares of Common Stock and 125,177 shares of Common Stock underlying the Pre-Funded Warrants held as of August 13, 2026. Excludes 162,059 shares Common Stock underlying the Pre-Funded Warrants which are not exercisable within 60 days of August 13, 2026 by virtue of the beneficial ownership limitation described in footnote 3 and 1,862,405 shares of Common Stock underlying the Common Warrants and Inducement Warrants which are not exercisable within 60 days of August 13, 2026 by virtue of shareholder approval requirement. Hudson Bay Capital Management LP, the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over the securities held by Hudson Bay Master Fund Ltd. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Each of Hudson Bay Master Fund Ltd. and Sander Gerber disclaims beneficial ownership over these securities. The business address of Hudson Bay Master Fund Ltd. is c/o Hudson Bay Capital Management LP, 290 Harbor Drive, 3rd Floor, Stamford, CT 06902.
(6)
Sabby Volatility Warrant Master Fund, Ltd.: Includes 47,141 shares of Common Stock and 132,876 shares of Common Stock underlying the Pre-Funded Warrants held as of August 13, 2026. Excludes 154,360 shares of Common Stock underlying Pre-Funded Warrants which are not exercisable within 60 days of August 13, 2026 by virtue of the beneficial ownership limitation described in footnote 3 and 1,856,640 shares of Common Stock underlying the Common Warrants and Inducement Warrants which are not exercisable within 60 days of August 13, 2026 by virtue of shareholder approval requirement. Sabby Management, LLC is the investment manager of Sabby Volatility Warrant Master Fund, Ltd. and shares voting and investment power with respect to these shares in this capacity. As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of Sabby Volatility Warrant Master Fund, Ltd. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities listed except to the extent of their pecuniary interest therein. The beneficial owner’s address is c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands.
(7)
Niowave, Inc. (“Niowave”): Includes 98,522 shares of Common stock, 53,201 shares of Common Stock underlying the Common Warrants, and the right to purchase up to 97,373 shares of Common Stock held as of August 13, 2026.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Aptevo stockholders will be "householding" the Company’s proxy materials. A single proxy statement and proxy card will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or Aptevo. Direct your written request to Aptevo Therapeutics Inc., Attn: SoYoung Kwon, Corporate Secretary, 2401 4th Avenue, Suite 1050, Seattle, Washington 98121 or contact SoYoung Kwon at (206) 496-3966. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request “householding” of their communications should contact their brokers.

Incorporation of Certain Information by Reference

The SEC allows us to incorporate by reference into this proxy statement information contained in documents that we file with it. The information incorporated by reference is deemed to be part of this proxy statement. Any statement contained in this proxy statement or a previously filed document incorporated by reference will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this prospectus or a subsequently filed document incorporated by reference modifies or replaces that statement.

This proxy statement incorporates by reference the documents set forth below that have previously been filed with the SEC, other than portions of these documents that are furnished under Item 2.02 or Item 7.01 of a Current Report on Form 8-K:

•	our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 26, 2026;
•	our Current Report on Form 8-K filed with the SEC on May 6, 2026, May 27, 2026, June 30, 2026, July 27, 2026, August 13, 2026, and August 21, 2026; and
•

the description of our Common Stock contained in Exhibit 4.10 to our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 26, 2026, including any amendment or report filed for the purpose of updating such description.

In addition, all reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act will also be deemed to be incorporated by reference into this proxy statement and deemed to be part of this proxy statement from the date of the filing of such reports and documents.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein, as the case may be, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by directing requests for documents to:

Aptevo Therapeutics Inc.

2401 4th Avenue, Suite 1050

Seattle, WA 98121

Attn: General Counsel

(206) 838-0500

Other Matters

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying Proxy Card to vote on such matters in accordance with their best judgment.

Forward-Looking Statements

This Proxy Statement contains a number of "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this Proxy Statement, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

Websites

The information contained on the websites referenced in this Proxy Statement are not incorporated by reference into this Proxy Statement. Further, references to website URLs are intended to be inactive textual references only.

Appendix A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

APTEVO THERAPEUTICS INC.

Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware

(originally incorporated on February 22, 2016)

Aptevo Therapeutics Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "General Corporation Law"), hereby certifies as follows:

1. The current name of the Corporation and the name under which the Corporation was originally incorporated is Aptevo Therapeutics Inc. The original Certificate of Incorporation was filed on February 22, 2016.

2. The Board of Directors of the Corporation pursuant to Sections 242 and 245 of the General Corporation Law duly adopted resolutions setting forth this Amended and Restated Certificate of Incorporation and declaring said Amended and Restated Certificate of Incorporation advisable. The stockholders of the Corporation have duly approved and adopted this Amended and Restated Certificate of Incorporation at a stockholder meeting on February 18, 2026, in accordance with Sections 242 and 245 of the General Corporation Law.

The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

First: The name of the Corporation is Aptevo Therapeutics Inc. (hereinafter referred to as the "Corporation").

Second: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of its registered agent at such address is The Corporation Trust Company. The current address of the principal office and the current mailing address of the Corporation is 2401 4th Avenue, Suite 1050, Seattle, WA 98121.

Third: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law. The term of existence of the Corporation shall be perpetual.

Fourth: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 515,000,000 shares, consisting of (i) 500,000,000 shares of Common Stock, $0.001 par value per share ("Common Stock"), and (ii) 15,000,000 shares of Preferred Stock, $0.001 par value per share ("Preferred Stock"). 15,000 shares of the Preferred Stock are designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock").

Effective as of the effective time of 5:01 p.m., Eastern time, on March 26, 2020 (the "2020 Effective Time"), each fourteen (14) shares of the Corporation’s Common Stock issued and outstanding immediately prior to the 2020 Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined into one (1) share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the "2020 Reverse Split"); provided, however, no fractional shares of Common Stock shall be issued as a result of the 2020 Reverse Split and, in lieu thereof, upon receipt after the 2020 Effective Time by the exchange agent selected by the Corporation of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-2020 Reverse Split Common Stock, any stockholder who would otherwise be entitled to a fractional share of post-2020 Reverse Split Common Stock as a result of the 2020 Reverse Split, following the 2020 Effective Time (after taking into account all fractional shares of post-2020 Reverse Split Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-2020 Reverse Split Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Corporation’s Common Stock (as adjusted to give effect to the 2020 Reverse Split) on The Nasdaq Capital Market during regular trading hours for the five (5) consecutive trading days immediately preceding the date of March 26, 2020. Each stock certificate that, immediately prior to the 2020 Effective Time, represented shares of pre-2020Reverse Split Common Stock shall, from and after the 2020 Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of post-2020 Reverse Split Common Stock into which the shares of pre-2020 Reverse Split Common Stock represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of post-2020 Reverse Split Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of pre-2020 Reverse Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-2020 Reverse Split Common Stock into which the shares of pre-2020 Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the 2020 Reverse Split, as well as any cash in lieu of fractional shares of post-2020 Reverse Split Common Stock to which such holder may be entitled as set forth above. The 2020 Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-2020 Reverse Split Common Stock resulting from the 2020 Reverse Split and held by a single record holder shall be aggregated.

Effective as of the effective time of 5:01 p.m., Eastern time, on March 5, 2024 (the "2024 Effective Time"), each forty- four (44) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the 2024 Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined into one (1) share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the "2024 Reverse Split"); provided, however, no fractional shares of Common Stock shall be issued as a result of the 2024 Reverse Split and, in lieu thereof, upon receipt after the 2024 Effective Time by the exchange agent selected by the Corporation of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-2024 Reverse Split Common Stock, any stockholder who would otherwise be entitled to a fractional share of post-2024 Reverse Split Common Stock as a result of the 2024 Reverse Split, following the 2024 Effective Time (after taking into account all fractional shares of post-2024 Reverse Split Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-2024 Reverse Split Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Corporation’s Common Stock (as adjusted to give effect to the 2024 Reverse Split) on The Nasdaq Capital Market during regular trading hours for the five (5) consecutive trading days immediately preceding the date of March 4, 2024. Each stock certificate that, immediately prior to the 2024 Effective Time, represented shares of pre-2024 Reverse Split Common Stock shall, from and after the 2024 Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of post-2024 Reverse Split Common Stock into which the shares of pre-2024 Reverse Split Common Stock represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of post-2024 Reverse Split Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of pre-2024 Reverse Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-2024 Reverse Split Common Stock into which the shares of pre-2024 Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the 2024 Reverse Split, as well as any cash in lieu of fractional shares of post-2024 Reverse Split Common Stock to which such holder may be entitled as set forth above. The 2024 Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-2024 Reverse Split Common Stock resulting from the 2024 Reverse Split and held by a single record holder shall be aggregated.

Effective as of the effective time of 5:01 p.m., Eastern time, on May 23, 2025 (the “2025 Reverse Split Effective Time”), each twenty (20) shares of the Company’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the 2025 Reverse Split Effective Time shall, automatically and without any action on the part of the Company or the respective holders thereof, be combined into one (1) share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “2025 Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued as a result of the 2025 Reverse Split and, in lieu thereof, upon receipt after the 2025 Reverse Split Effective Time by the exchange agent selected by the Company of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-2025 Reverse Split Common Stock, any stockholder who would otherwise be entitled to a fractional share of post-2025 Reverse Split Common Stock as a result of the 2025 Reverse Split, following the 2025 Reverse Split Effective Time (after taking into account all fractional shares of post-2025 Reverse Split Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-2025 Reverse Split Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Company’s Common Stock (as adjusted to give effect to the 2025 Reverse Split) on The Nasdaq Capital Market during regular trading hours for the five (5) consecutive trading days immediately preceding the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the 2025 Reverse Split Effective Time, represented shares of pre-2025 Reverse Split Common Stock shall, from and after the 2025 Reverse Split Effective Time, automatically and without any action on the part of the Company or the respective holders thereof, represent that number of whole shares of post-2025 Reverse Split Common Stock into which the shares of pre-2025 Reverse Split Common Stock represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of post-2025 Reverse Split Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of pre-2025 Reverse Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-2025 Reverse Split Common Stock into which the shares of pre-2025 Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the 2025 Reverse Split, as well as any cash in lieu of fractional shares of post-2025 Reverse Split Common Stock to which such holder may be entitled as set forth above. The 2025 Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-2025 Reverse Split Common Stock resulting from the 2025 Reverse Split and held by a single record holder shall be aggregated.

Effective as of the effective time of 5:01 p.m., Eastern time, on December 29, 2025 (the “December 2025 Reverse Split Effective Time”), 1-for-18 shares of the Company’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the December 2025 Reverse Split Effective Time shall, automatically and without any action on the part of the Company or the respective holders thereof, be combined into one (1) share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “December 2025 Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued as a result of the December 2025 Reverse Split and, in lieu thereof, upon receipt after the December 2025 Reverse Split Effective Time by the exchange agent selected by the Company of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-December 2025 Reverse Split Common Stock, any stockholder who would otherwise be entitled to a fractional share of post-December 2025 Reverse Split Common Stock as a result of the December 2025 Reverse Split, following the December 2025 Reverse Split Effective Time (after taking into account all fractional shares of post-December 2025 Reverse Split Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-December 2025 Reverse Split Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Company’s Common Stock (as adjusted to give effect to the December 2025 Reverse Split) on The Nasdaq Capital Market during regular trading hours for the five (5) consecutive trading days immediately preceding the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware. Each stock certificate that, immediately prior to the December 2025 Reverse Split Effective Time, represented shares of pre-December 2025 Reverse Split Common Stock shall, from and after the December 2025 Reverse Split Effective Time, automatically and without any action on the part of the Company or the respective holders thereof, represent that number of whole shares of post-December 2025 Reverse Split Common Stock into which the shares of pre-December 2025 Reverse Split Common Stock represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of post-December 2025 Reverse Split Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of pre-December 2025 Reverse Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-December 2025 Reverse Split Common Stock into which the shares of pre-December 2025 Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the December 2025 Reverse Split, as well as any cash in lieu of fractional shares of post-December 2025 Reverse Split Common Stock to which such holder may be entitled as set forth above. The December 2025 Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-December 2025 Reverse Split Common Stock resulting from the December 2025 Reverse Split and held by a single record holder shall be aggregated.

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.	COMMON STOCK.

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

2. Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (which, as used herein, shall mean the restated certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation. There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of capital stock representing at least a majority of the votes entitled to be cast irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.

4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive ratably all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

B.	PREFERRED STOCK.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of capital stock representing a majority of the votes entitled to be cast thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

Notwithstanding the foregoing and any other provisions to the contrary contained in this Amended and Restated Certificate of Incorporation or the By-laws of the Corporation, any amendment to this Amended and Restated Certificate of Incorporation that relates to the matters set forth in Section 242(d) of the General Corporation Law shall, so long as the conditions of Section 242(d) are satisfied, only require the vote of stockholders or no vote of stockholders, if applicable, as set forth in Section 242(d) thereof.

C. SERIES A JUNIOR PARTICIPATING PREFERRED STOCK.

1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 15,000. Such number of shares may be increased or decreased by resolution of the Board of Directors prior to issuance; provided, however, that no decrease shall reduce the number of shares of the Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series A Preferred Stock; provided, further, that if more than a total 15,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the "Rights") issued pursuant to the Rights Agreement, dated as of November 8, 2020, and as supplemented, restated or amended from time to time, by and between the Corporation and Broadridge Corporate Issuer Solutions, Inc., as rights agent (the "Rights Agreement"), the Board, pursuant to Section 151(g) of the General Corporation Law, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 of the General Corporation Law, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation of the Corporation, as amended, permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

2. Dividends and Distributions.

(a) Subject to the rights of the holders of any shares of any series of Preferred Stock of the Corporation (the "Preferred Stock") (or any similar stock) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of the Series A Preferred Stock, in preference to the holders of Common Stock and of any other stock of the Corporation ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on the last day of each fiscal quarter of the Corporation in each year, or such other dates as the Board of Directors shall approve (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series A Preferred Stock (the "Issue Date"), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of the Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after the Issue Date (A) declare and pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the first sentence of this Section 2(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

(b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); and the Corporation shall pay such dividend or distribution on the Series A Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Quarterly Dividend Payment Date.

(c) Dividends shall begin to accrue and be cumulative, whether or not declared, on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) calendar days prior to the date fixed for the payment thereof.

3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Amended and Restated Certificate of Incorporation or required by law, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters upon which the holders of the Common Stock of the Corporation are entitled to vote. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

(b) Except as otherwise provided herein, in the Amended and Restated Certificate of Incorporation or in any other certificate of designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c)

(i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, then and in such event the holders of the Series A Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two (2) members of the Board of Directors in addition to any directors elected by any other series, class or classes of securities and the authorized number of directors will automatically be increased by two (2). Promptly thereafter, the Board of Directors of the Corporation shall, as soon as may be practicable, call a special meeting of holders of Series A Preferred Stock for the purpose of electing such members of the Board. Such special meeting shall in any event be held within forty-five (45) calendar days of the occurrence of such arrearage.

(ii) During any period when the holders of Series A Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two (2) directors, then, and during such time as such right continues, (a) the then authorized number of directors shall be increased by two (2), and the holders of Series A Preferred Stock, voting as a separate series, shall be entitled to elect the additional directors so provided for, and (b) each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(c).

(iii) A director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series A Preferred Stock entitled to vote in an election of such director.

(iv) If, during any interval between annual meetings of stockholders for the election of directors and while the holders of Series A Preferred Stock shall be entitled to elect two (2) directors, there is no such director in office by reason of resignation, death or removal, then, promptly thereafter, the Board of Directors shall call a special meeting of the holders of Series A Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within forty-five (45) calendar days of the occurrence of such vacancy.

(v) At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any director elected pursuant to this Section 3(c), or his successor, shall automatically terminate, and the authorized number of directors shall automatically decrease by two (2), the rights of the holders of the shares of the Series A Preferred Stock to vote as provided in this Section 3(c) shall cease, subject to renewal from time to time in the case of any such future dividend default or defaults upon the same terms and conditions, and the holders of shares of the Series A Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

(d) Except as set forth herein, or as otherwise provided by law, the holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that, the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock or rights, warrants or options to acquire such junior stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued, without designation as to series until such shares are once more designated as part of a particular series of Preferred Stock by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein or in any other certificate of designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

6. Liquidation, Dissolution or Winding Up.

(a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of the Common Stock or of shares of any other stock of the Corporation ranking junior, either as to dividends or upon liquidation, dissolution or winding up, to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that, the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity either as to dividends or upon liquidation, dissolution or winding up with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Preferred Stock liquidation preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Corporation shall at any time after the Issue Date (A) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

(b) Neither the merger, consolidation or other business combination of the Corporation into or with another entity nor the merger, consolidation or other business combination of any other entity into or with the Corporation (nor the sale, lease, exchange or conveyance of all or substantially all of the property, assets or business of the Corporation) shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7. Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property (payable in kind), then in any such case each share of Series A Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount set forth in the first sentence of this Section 7 with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable from any holder.

9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series A Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock.

10. Amendment. At such time as any shares of Series A Preferred Stock are outstanding, if any proposed amendment to the Amended and Restated Certificate of Incorporation (including any certificate of designation) would materially alter, change or repeal any of the preferences, powers or special rights given to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then the holders of the Series A Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series A Preferred Stock, voting separately as a single class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the General Corporation Law.

11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

Fifth: Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Amended and Restated Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

Sixth: In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the By-laws of the Corporation by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present. The stockholders may not adopt, amend, alter or repeal the By-laws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Amended and Restated Certificate of Incorporation, by the affirmative vote of the holders of capital stock representing at least seventy-five percent (75%) of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors. Notwithstanding any other provisions of law, this Amended and Restated Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of capital stock representing at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.

Seventh: Except to the extent that the General Corporation Law prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.

Eighth: The Corporation shall provide indemnification and advancement of expenses as follows:

1. Actions, Suits and Proceedings Other than by or in the Right of the Corporation. The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2. Actions or Suits by or in the Right of the Corporation. The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 2 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case,

Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.

3. Indemnification for Expenses of Successful Party. Notwithstanding any other provisions of this Article EIGHTH, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article EIGHTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to Indemnitee, (ii) an adjudication that Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by Indemnitee, (iv) an adjudication that Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe his or her conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

4. Notification and Defense of Claim. As a condition precedent to an Indemnitee’s right to be indemnified pursuant to Section 1, 2 or 3 of this Article EIGHTH, or to receive advancement of expenses pursuant to Section 5 of this Article EIGHTH, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity or advancement of expenses will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 4. Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article EIGHTH. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (ii) of the preceding sentence. The Corporation shall not be required to indemnify Indemnitee under this Article EIGHTH for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

5. Advancement of Expenses. Subject to the provisions of Sections 4 and 6 of this Article EIGHTH, any expenses (including attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article EIGHTH. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

6. Procedure for Indemnification and Advancement of Expenses. In order to obtain indemnification pursuant to Section 1, 2 or 3 of this Article EIGHTH or advancement of expenses pursuant to Section 5 of this Article EIGHTH, an Indemnitee shall submit to the Corporation a written request. Any such advancement of expenses shall be made promptly, and in any event within 30 days after receipt by the Corporation of the written request of Indemnitee, unless the Corporation has assumed the defense pursuant to Section 4 of this Article EIGHTH (and none of the circumstances described in Section 4 of this Article EIGHTH that would nonetheless entitle the Indemnitee to indemnification or an advancement for the fees and expenses of separate counsel have occurred). Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 1 or 2 only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

7. Remedies. The right to indemnification or advancement of expenses as granted by this Article EIGHTH shall be enforceable by Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 of this Article EIGHTH that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee’s expenses (including attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to advancement of expenses or indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

8. Limitations. Notwithstanding anything to the contrary in this Article EIGHTH, except as set forth in Section 7 of this Article EIGHTH, the Corporation shall not indemnify or advance expenses to an Indemnitee pursuant to this Article EIGHTH in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. Notwithstanding anything to the contrary in this Article EIGHTH, the Corporation shall not indemnify or advance expenses to an Indemnitee to the extent such Indemnitee is reimbursed or paid expenses from the proceeds of insurance, and in the event the Corporation makes any indemnification payments or advancement of expenses to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund indemnification payments or advancement of expenses to the Corporation to the extent of such insurance reimbursement.

9. Subsequent Amendment. No amendment, termination or repeal of this Article EIGHTH or of the relevant provisions of the General Corporation Law or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification or advancement of expenses under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

10. Other Rights. The indemnification and advancement of expenses provided by this Article EIGHTH shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee. Nothing contained in this Article EIGHTH shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification and advancement rights and procedures different from those set forth in this Article EIGHTH. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification and advancement rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article EIGHTH.

11. Partial Indemnification and Advancement of Expenses. If an Indemnitee is entitled under any provision of this Article EIGHTH to indemnification or advancement of expenses by the Corporation for some or a portion of the expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify or advance expenses to Indemnitee for the portion of such expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) or amounts paid in settlement to which Indemnitee is entitled.

12. Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law.

13. Savings Clause. If this Article EIGHTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article EIGHTH that shall not have been invalidated and to the fullest extent permitted by applicable law.

14. Definitions. Terms used herein and defined in Section 145(h) and Section 145(i) of the General Corporation Law shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

Ninth: This Article NINTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.

1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

2. Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established by the Board of Directors. Election of directors need not be by written ballot, except as and to the extent provided in the By-laws of the Corporation.

3. Classes of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one‑third of the total number of directors constituting the entire Board of Directors. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III at the time such classification becomes effective.

4. Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the Corporation’s first annual meeting of stockholders held after the effectiveness of this Amended and Restated Certificate of Incorporation; each director initially assigned to Class II shall serve for a term expiring at the Corporation’s second annual meeting of stockholders held after the effectiveness of this Amended and Restated Certificate of Incorporation; and each director initially assigned to Class III shall serve for a term expiring at the Corporation’s third annual meeting of stockholders held after the effectiveness of this Amended and Restated Certificate of Incorporation; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal. A decrease in the number of authorized directors shall not shorten the term of any incumbent director.

5. Quorum. The greater of (a) a majority of the directors at any time in office and (b) one‑third of the number of directors fixed pursuant to Section 2 of this Article NINTH shall constitute a quorum of the Board of Directors. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

6. Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by this Amended and Restated Certificate of Incorporation.

7. Removal. Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed only for cause and only by the affirmative vote of the holders of capital stock representing at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

8. Vacancies. Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorship in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

9. Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the By-laws of the Corporation.

10. Amendments to Article. Notwithstanding any other provisions of law, this Amended and Restated Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of capital stock representing at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.

Tenth: Stockholders of the Corporation may not take any action by written consent in lieu of a meeting; provided, however, that, notwithstanding the foregoing and only for so long as Emergent BioSolutions Inc., a Delaware corporation, and its wholly owned subsidiaries, collectively, own capital stock representing a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors, any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be taken, are signed by the holders of shares of outstanding capital stock having at least the minimum number of votes necessary to authorize such action. Notwithstanding any other provisions of law, this Amended and Restated Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of capital stock representing at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.

Eleventh: Special meetings of stockholders for any purpose or purposes may be called at any time by only the Board of Directors, the Chairman of the Board, the Chief Executive Officer or, if no person then holds the title Chief Executive Officer, the President, and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provision of law, this Amended and Restated Certificate of Incorporation or the By‑laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of capital stock representing at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH.

IN WITNESS WHEREOF, Aptevo Therapeutics Inc. has caused this Amended and Restated Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of this day of , 2026.

Aptevo Therapeutics INC.
By:
Name:	Jeffrey G. Lamothe
Title:	President and Chief Executive Officer

Appendix B

APTEVO THERAPEUTICS INC.

FIFTH AMENDED AND RESTATED 2018 STOCK INCENTIVE PLAN

1.Purpose

The purpose of this Fifth Amended and Restated 2018 Stock Incentive Plan (as amended and restated, the “Plan”) of Aptevo Therapeutics Inc., a Delaware corporation (together with its successors and assigns, the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any corporation, limited liability company, partnership or other entity in an unbroken chain of entities beginning with the Company, if each of the entities other than the last entity in the chain owns stock or other ownership interests possessing at least fifty percent (50%) of the total combined voting power in one (1) of the other entities in the chain (a “Subsidiary”) or corporation, limited liability company, partnership or other entity that owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company.

2.Eligibility and Types of Awards

(a) Any employee of the Company, including an officer of the Company or member of the Board of Directors (the “Board”) who also is treated as an employee (an “Employee”), member of the Board who is not an Employee of the Company or any of its Subsidiaries or affiliates (a “Non-Employee Director”), and consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary under the applicable rules of the Securities and Exchange Commission (the “SEC”) for registration of shares of stock on a Form S-8 registration statement (a “Consultant”) is eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.”

(b) The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7), Other Stock-Based Awards (as defined in Section 8), and Cash-Based Awards (as defined in Section 8). Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3.Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Compensation Committee of the Board (the “Committee”), which shall consist of two or more members who are not current or former officers or employees of the Company, who are “non-employee directors” to the extent required by and within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any similar rule that may subsequently be in effect (“Rule 16b-3”), and who are “independent” pursuant to the rules of the Nasdaq Stock Market, LLC (“Nasdaq”). The Committee shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Committee may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Committee with respect to the Plan and any Awards shall be made in the Committee’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Manner of Exercise of Committee Authority. Except as provided below, the Committee may, to the extent that any such action will not prevent the Plan or any award under the Plan from complying with Rule 16b-3, the rules of the Nasdaq applicable to companies listed for trading thereon or any other law, delegate any of its authority hereunder to such persons as it deems appropriate. The full Board may perform any function of the

Committee hereunder except to the extent limited under Nasdaq rules, in which case as used in this Plan the term “Committee” shall refer to the Board.

(c) Delegation to Officers. Subject to any requirements of applicable law (including as applicable Sections 152 and 157(c) of the General Corporation Law of the State of Delaware), the Committee may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Committee may determine, provided that the Committee shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

(d) Awards to Non-Employee Directors. Awards to Non-Employee Directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Nasdaq Listing Rule 5605(a)(2). The foregoing notwithstanding, the Board may perform the functions of the Committee for purposes of granting Awards under the Plan to Non-Employee Directors.

(e) Minimum Vesting Requirements. Notwithstanding any other provision of the Plan, no Award, other than Cash-Based Awards, may vest (or, if applicable, be exercisable) until at least twelve (12) months following the date of grant of the Award; provided, however, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards (as defined below); (ii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting; and (iii) any additional Awards that the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan, subject to adjustments made in accordance with under Section 10; provided, further, that the foregoing restrictions do not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award in cases of death, disability, Reorganization Event, or a Change in Control Event, in the terms of the Award document or otherwise.

(f) Dividend Equivalents. Subject to Section 3(g), the Committee is authorized to grant to Participants a right under this Plan, to receive cash, Common Stock (as defined below), other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall not be permitted on Options and SARs. Such Dividend Equivalents shall be subject to the same vesting terms as applied to the original Award to which it relates.

(g) Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan, with respect to any Award that provides for or includes a right to dividends or Dividend Equivalents, if dividends are declared during the period that an equity Award is unvested, such dividends (or Dividend Equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. In no event shall dividends or dividend equivalents be paid with respect to Options or SARs.

4.Stock Available for Awards

(a) Authorized Number of Shares. Subject to adjustment under Section 10, the maximum number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) that may be issued in respect of Awards granted under the Plan shall be (i) 180,000 shares of Common Stock, plus (ii) any shares of Common Stock available for issuance under the Plan immediately prior to the Effective Date (up to 152,360 shares), plus (iii) any Returning Shares (as defined below) (collectively, the “Share Reserve”). Any or all of these shares of Common Stock may be granted as Awards that are Incentive Stock Options (as defined in Section 5(a)).

(b) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under Section 4(a):

(1) the number of shares to which an Award relates shall be counted against the Share Reserve at the grant date of the Award, unless such number of shares cannot be determined at that time, in which case the number of shares actually distributed pursuant to the Award shall be counted against the Share Reserve at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the Share Reserve in accordance with procedures adopted by the Committee or its designee so as to ensure appropriate counting, but to avoid double counting;

(2) if any shares to which an Award relates are (A) forfeited, canceled or payment is made to the Participant in the form of cash, cash equivalents or other property other than shares; (B) tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award other than an Option or SAR; or (C) otherwise terminate without payment being made to the Participant in the form of shares, such shares shall be added back to the Share Reserve (such shares, the “Returning Shares”);

(3) notwithstanding the foregoing, the following shares shall not be added back to the Share Reserve: (A) shares previously owned or acquired by the Participant that are delivered to the Company, or withheld from an Award, to pay the exercise price of an Award, (B) shares that are delivered or withheld for purposes of satisfying a tax withholding obligation relating to an Option or SAR, (C) shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR, or (D) shares repurchased on the open market with the proceeds of the exercise price of an Option;

(4) subject to applicable stock exchange requirements, Substitute Awards shall not count against the Share Reserve, nor shall shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in Section 4(b)(2); and

(5) shares of Common Stock delivered by the Company under the Plan may be authorized but unissued Common Stock or previously-issued Common Stock acquired by the Company.

(c) Limit on Awards to Non-Employee Directors. Subject to adjustment as described in Section 10, the maximum aggregate grant date value of shares of Common Stock subject to Awards granted to any Non-Employee Director during any calendar year, taken together with any cash fees earned by such non-employee director for services rendered during the calendar year, shall not exceed $1,000,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The Committee may make exceptions to this limit for a non-executive chair of the Committee or, in extraordinary circumstances, for other individual Non-Employee Directors, as the Committee may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

(d) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof (the “Substitute Awards”). Substitute Awards may be granted on such terms as the Committee deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a), except as may be required by reason of Section 422 and related provisions of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”).

5.Stock Options

(a) General. Subject to the terms and provisions of the Plan, options to purchase Common Stock (each, an “Option”) may be granted to Participants in such number (subject to Section 4), and upon such terms, and at such time and from time to time as shall be determined by the Committee. Each Option grant shall be evidenced by an Award agreement that shall specify the exercise price, the maximum duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan. The Award agreement also shall specify whether the Option is intended to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) or an Option that is not intended to be an Incentive Stock Option (a “Nonstatutory Stock Option”). To the extent that any Option does not qualify as an Incentive Stock Option

(whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Nonstatutory Stock Option.

(b) Incentive Stock Options. An Option that the Committee intends to be an Incentive Stock Option shall only be granted to employees of the Company or a subsidiary of the Company on the grant date of such Option, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

$100,000 Per Year Limitation. Notwithstanding any intent to grant Incentive Stock Options, an Option granted under the Plan will not be considered an Incentive Stock Option to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any subsidiary of the Company and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to shares of Common Stock having an aggregate Grant Date Fair Market Value (as defined below) in excess of $100,000 (or such other limit as may be required by the Code). The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

Options Granted to Certain Stockholders. No Incentive Stock Option shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the date such Option is granted, more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary of the Company or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the grant date of such Incentive Stock Option the exercise price of the Incentive Stock Option is at least 110% of the Grant Date Fair Market Value, and the Incentive Stock Option by its terms is not exercisable after the expiration of five years from such grant date.

Exercise Price. The Committee shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option Award agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) on the date the Option is granted; provided that if the Committee approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

(2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of grant; or

(3) if the Common Stock is not publicly traded, the Committee will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Section 409A (as defined below), except as the Committee may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Committee can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Section 409A.

The Committee has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the participants’ agreement that the Administrator’s determination is conclusive and binding even though others might make a different determination.

(c) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Option agreement; provided, however, that no Incentive Stock Option will be granted with a term in excess of 10 years. The period of time over which a Nonstatutory Stock Option may be exercised shall be automatically extended if on the scheduled expiration date of such Option the Participant’s exercise of such Option would violate an applicable law; provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than 30 days after the exercise of such Option first would no longer violate such law.

(d) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(e)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise. The Committee, in its discretion, may allow a Participant to exercise an Option that has not otherwise become exercisable pursuant to the applicable Award agreement, in which case the shares of Common Stock then issued shall be shares of Restricted Stock having a restricted period analogous to the exercisability provisions of the Option.

(e) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash, by check or by wire transfer, payable to the order of the Company;

(2) to the extent provided in the applicable Option agreement or approved by the Committee, by means of a broker-assisted “cashless exercise” pursuant to which a Participant may elect to deliver a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of shares of Common Stock sale or loan proceeds necessary to pay the exercise price for the Option, and, if requested, the amount of any federal, state, local or non-United States withholding taxes;

(3) to the extent provided for in the applicable Option agreement or approved by the Committee, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Committee), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Committee and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of such already owned shares of Common Stock may be authorized only as of the grant date of such Incentive Stock Option and provided further that such already owned shares of Common Stock must have been either previously acquired by the Participant on the open market or held by the Participant for at least six months at the time of exercise or meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares of Common Stock to pay the exercise price.

(4) to the extent provided for in the applicable Nonstatutory Stock Option Award agreement or approved by the Committee, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Committee) on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Committee, by payment of such other lawful consideration as the Committee may determine; provided, however, that in no event may a promissory note of the Participant be used to pay the Option exercise price; or

(6) by any combination of the above permitted forms of payment or any other method approved or accepted by the Committee in its discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 5(e) and satisfaction of tax obligations in accordance with the terms of the Plan, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry shares of Common Stock, or, upon the Participant’s request, share certificates, in an appropriate amount based upon the number of shares of Common Stock purchased under the Option. Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

(f) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(d)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the canceled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Committee), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of Nasdaq.

(g) No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(h) Rights as a Stockholder. No Participant or other person shall become the beneficial owner of any shares of Common Stock subject to an Option, nor have any rights to dividends or other rights of a stockholder with respect to any such shares of Common Stock, until the Participant has actually received such shares of Common Stock following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award agreement.

(i) Termination of Employment or Service. Except as otherwise provided in the Award agreement, an Option may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such Option and ending on the date of exercise of such Option the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a termination of service of the Participant. An Option shall cease to become exercisable upon such termination of service of the holder thereof. Notwithstanding the foregoing provisions of this Section 5(i) to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such termination of service, whether or not exercisable at the time of such termination of service. If there is an SEC blackout period (or a Committee-imposed blackout period) that prohibits the buying or selling of shares of Common Stock during any part of the ten day period before termination of any Option based on the termination of service of a Participant, the period for exercising such Option shall be automatically extended until ten days beyond when such blackout period ends. Notwithstanding any provision of the Plan or an Award agreement, in no event may an Option be exercised after the expiration date of the original term of such Option set forth in the applicable Award agreement, except as provided in the last sentence of Section 5(c).

6.Stock Appreciation Rights

(a) General. Subject to the terms and conditions of the Plan, the Committee may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Committee) determined by reference appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined by (or in a manner approved by) the Committee) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price. The Committee shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Committee approves the grant of a SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years. The SAR Award agreement may provide that the period of time over which a SAR may be exercised shall be automatically extended if on the scheduled expiration date of such SAR the Participant’s exercise of such SAR would violate an applicable law; provided, however, that during such extended exercise period the SAR may only be exercised to the extent the SAR was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than 30 days after the exercise of such SAR first would no longer violate such law.

(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Committee.

(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(d)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the canceled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Committee), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the listing rules of Nasdaq.

(f) No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

(g) Rights as a Stockholder. A Participant receiving a SAR shall have the rights of a stockholder only as to shares of Common Stock, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award agreement, and not with respect to shares of Common Stock to which such Award relates but which are not actually issued to such Participant.

(h) Termination of Employment or Service. Except as otherwise provided in the Award agreement, a SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such SAR and ending on the date of exercise of such SAR the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a termination of service of the Participant. Notwithstanding the foregoing provisions of this Section 6(h) to the contrary, the Committee may determine in its discretion that a SAR may be exercised following any such termination of service, whether or not exercisable at the time of such termination of service; provided, however, that in no event may a SAR be exercised after the expiration date of such SAR specified in the applicable Award agreement, except as provided in the last sentence of Section 6(c).

7.Restricted Stock; RSUs

(a) General. Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Committee in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for such Award. Subject to the terms and provisions of the Plan, the Committee may, at any time and from time to time, also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“RSUs”).

(b) Terms and Conditions for Restricted Stock and RSUs. The Committee shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in such Award agreement, and the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Committee, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(3) Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding shares of Restricted Stock shall be granted the right to exercise full voting rights with respect to those shares during the applicable period of restriction.

(4) Nontransferability of Restricted Stock. Except as otherwise provided under the Plan, shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable forfeitability provisions established by the Committee and specified in the Restricted Stock Award agreement.

(d) Additional Provisions Relating to RSUs.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each RSU, the Participant shall be entitled to receive from the Company the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Committee) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Committee) of such number of shares or a combination thereof. The Committee may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”).

(2) Voting Rights. A Participant shall have no voting rights with respect to any RSUs.

(3) Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents shall be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and shall be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid, in each case to the extent provided in the Award agreement. No interest will be paid on Dividend Equivalents.

(4) Termination of Employment or Service. Except as otherwise provided in this Plan, during the period of restriction, any RSUs and/or shares of Restricted Stock held by a Participant shall be forfeited and revert to the Company (or, if shares of Restricted Sock were sold to the Participant, the Participant shall be required to resell such shares to the Company at cost) upon the Participant’s termination of service or the failure to meet or satisfy any applicable performance goals or other terms, conditions and restrictions to the extent set forth in the applicable Award agreement. Each applicable Award agreement shall set forth the extent to which, if any, the Participant shall have the right to retain RSUs and/or shares of Restricted Stock, then subject to the applicable period of restriction, following such Participant’s termination of service. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such termination of service.

8.Other Stock-Based and Cash-Based Awards

(a) General. The Committee may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Committee shall determine. The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).

(b) Terms and Conditions. Subject to the provisions of the Plan, the Committee shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

(c) Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents shall be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and shall be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid, in each case to the extent provided in the Award agreement. No interest will be paid on Dividend Equivalents.

(d) Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards or Cash-Based Awards following the Participant’s termination of service. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award agreement, but need not be uniform among all Other Stock-Based Awards or Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of service.

9.Performance Awards

(a) Grants. Restricted Stock, RSUs and Other Stock-Based Awards and Cash-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).

(b) Performance Measures. For any Performance Awards, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which may consist of one or more criteria determined by the Committee, including, without limitation:

(1) Earnings or Profitability Measures, including but not limited to: (i) revenue (gross, operating or net); (ii) revenue growth; (iii) income (gross, operating, net or adjusted); (iv) earnings before interest and taxes (“EBIT”); (v) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (vi) earnings growth, (vii) profit margins or contributions; and (viii) expense levels or ratios;

(2) Return Measures, including, but not limited to: return on (i) investment; (ii) assets; (iii) equity; or (iv) capital (total or invested);

(3) Cash Flow Measures, including but not limited to: (i) operating cash flow; (ii) cash flow sufficient to achieve financial ratios or a specified cash balance; (iii) free cash flow; (iv) cash flow return on capital; (v) net cash provided by operating activities; (vi) cash flow per share; and (vii) working capital or adjusted working capital;

(4) Stock Price and Equity Measures, including, but not limited to: (i) return on stockholders’ equity; (ii) total stockholder return; (iii) stock price; (iv) stock price appreciation; (v) market capitalization; (vi) earnings per share (basic or diluted) (before or after taxes); and (vii) price-to-earnings ratio;

(5) Strategic Metrics, including, but not limited to: (i) acquisitions or divestitures; (ii) collaborations, licensing or joint ventures; (iii) product research and development; (iv) clinical trials; (v) regulatory filings or approvals; (vi) patent application or issuance; (vii) manufacturing or process development; (viii) sales or net sales; (ix) sales growth, (x) market share; (xi) market penetration; (xii) inventory control; (xiii) growth in assets; (xiv) key hires; (xv) business expansion; (xvi) achievement of milestones under a third-party agreement; (xvii) financing; (xviii) resolution of significant litigation; (xix) legal compliance or risk reduction; (xx) improvement of financial ratings; or (xxi) achievement of balance sheet or income statement objectives;

Such performance criteria: (i) may vary by Participant and may be different for different Awards; and (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee.

Performance criteria that are financial metrics may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) or financial metrics that are based on, or able to be derived from GAAP, and may be adjusted when established or at any time thereafter to include or exclude any items otherwise includable or excludable under GAAP. Without limiting the generality of the immediately preceding sentence, the determination of performance with respect to a performance criteria may include or exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the impairment or writedown of any asset or assets, (v) charges for restructuring and rationalization programs or (vi) other extraordinary or non-recurring items, as specified by the Committee when establishing the performance measures; or (vii) such other factors as the Committee may determine.

10.Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan set forth in Section 4(a), (ii) the share counting rules set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Committee. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization and Change in Control Events.

(1) Definitions.

(i) “Reorganization Event” shall mean:

(a)any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or is canceled; or

(b)any exchange of shares of Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction.

(ii) A “Change in Control Event” shall mean:

(a)the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the aggregate number of shares of Common Stock then-outstanding (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change in Control Event: (I) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (III) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (C) of this definition; (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or (c)the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or (d)the complete liquidation or dissolution of the Company.

(iii) Notwithstanding the foregoing or anything contained in the Plan to the contrary, if an Award is considered deferred compensation subject to the provisions of Section 409A of the Code, and if a payment under such Award would be accelerated or otherwise triggered upon a “change in control,” then the foregoing definition is modified, to the extent necessary to avoid the imposition of an excise tax under Section 409A, to mean a “change of control event” as such term is defined for purposes of Section 409A. “Cause” shall, unless otherwise specified in the applicable Award agreement or another agreement between the Participant and the Company, mean any (A) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company, (B) willful misconduct by the Participant which affects the business reputation of the Company, (C) material breach by the Participant of any employment, consulting, confidentiality, non-competition or non-solicitation agreement with the Company, (D) conviction or plea of nolo contendere (no contest) by the Participant to a felony, or (E) commission by the Participant of any act involving fraud, theft or dishonesty with respect to the Company’s business or affairs. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.

(iv) “Good Reason” shall, unless otherwise specified in the applicable Award agreement or another agreement between the Participant and the Company, mean any significant diminution in the Participant’s authority, or responsibilities from and after such Reorganization Event or Change in Control Event, as the case may be, or any material reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Reorganization Event or Change in Control Event.

(2) Effect on Awards.

(i) Reorganization Event or Change in Control Event. Upon the occurrence of a Reorganization Event or Change in Control Event, (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant) awards shall either: (A) be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (B) upon written notice to a Participant, be terminated immediately prior to the consummation of such Reorganization Event or Change in Control Event unless exercised by the Participant (only to the extent then vested and exercisable) within a specified period following the date of such notice, (C) only if Awards are not assumed or substituted pursuant to clause (A) above, become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event or Change in Control Event, (D) in the event of a Reorganization Event or Change in Control Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event or Change in Control Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (X) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event or Change in Control Event in cases where such awards are not assumed or substituted) multiplied by (Y) the excess, if any, of (I) the Acquisition Price over (II) the exercise, grant or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (E) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings), and (F) any combination of the foregoing. Without limiting the foregoing, if the per share fair market value of the Common Stock does not exceed the per share exercise price of an Option or SAR, the Company shall not be required to make any payment to the Participant upon surrender or cancellation of the Option or SAR. In taking any of the actions permitted under this Section 10(b)(2)(i), the Committee shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(ii) For purposes of Section 10(b)(2)(i)(A), an Award shall be considered assumed if, following consummation of the Reorganization Event or Change in Control Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event or Change in Control Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event or Change in Control Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event or Change in Control Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event or Change in Control Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Committee determined to be equivalent in value (as of the date of such determination or another date specified by the Committee) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event or Change in Control Event.

(iii) Change in Control Event. Notwithstanding the provisions of Section 10(b)(2)(i), except to the extent specifically provided to the contrary in the instrument evidencing the Award or any other agreement between the Participant and the Company, each Award shall become immediately vested, exercisable, or free from forfeiture, as applicable, if on or prior to the first anniversary of the date of the consummation of a Change in Control Event, the Participant’s service with the Company or a successor corporation is terminated without Cause by the Company or the successor corporation or is terminated for Good Reason by the Participant.

(iv) Treatment of Performance-Based Awards. Notwithstanding any other provision of this Plan, with respect to an Award that vests based on the attainment of performance goals, any acceleration of vesting and/or exercisability pursuant to this Section 10 shall be calculated (i) based on actual performance or, if such actual performance cannot be determined, target performance; and (ii) on a pro rata basis based on the fractional performance period.

11.General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A, the Committee may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act of 1933, as amended for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Termination of Status. The Committee shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award.

(d) Withholding and Other Tax Requirements. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Committee, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (determined by (or in a manner approved by) the Company; provided, however, except as otherwise provided by the Committee, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined by (or in a manner approved by) the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by (or in a manner approved by) the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(1) Restrictions. The satisfaction of tax obligations pursuant to this Section 11(d) shall be subject to such restrictions as the Committee may impose, including any restrictions required by applicable law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such applicable laws, rule and regulations.

(2) Special Incentive Stock Option Obligations. The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of shares of Common Stock received upon the exercise of an Incentive Stock Option within: (i) two years from the grant date of the Incentive Stock Option to such Participant or (ii) one year from the transfer of such shares of Common Stock to such Participant or (iii) such other period as the Committee may from time to time determine. The Committee may direct that a Participant with respect to an Incentive Stock Option undertake in the applicable Award agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Common Stock acquired by exercise of an Incentive Stock Option refer to such requirement to give such notice.

(3) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of shares of Common Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company upon or prior to the filing such election with the Internal Revenue Service. Neither the Company nor any affiliate of the Company shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

(4) No Guarantee of Favorable Tax Treatment. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A or any other provision of federal, state, local, or non-United States law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

(e) Amendment of Award. Except as otherwise expressly prohibited herein, the Committee may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Committee determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.

(f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

12.Additional Award Forfeiture Provisions.

The Committee may condition an eligible person’s right to receive a grant of an Award, or a Participant’s right to exercise an Award, to retain Common Stock, cash or other property acquired in connection with an Award, or to retain the profit or gain realized by a Participant in connection with an Award, including cash or other property received upon sale of Common Stock acquired in connection with an Award, upon the Participant’s compliance with specified conditions relating to non-competition, confidentiality of information relating to the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its officers, Non-Employee Directors and affiliates, or other requirements applicable to the Participant, as determined by the Committee, at the time of grant or otherwise, including during specified periods following termination of service.

In the event that the Participant engages in misconduct that causes or partially causes the need for restatement of financial statements that would have resulted in a lower Award where the payment was predicated upon the achievement of certain financial results that were the subject of the restatement, to the extent of the reduction in amount of such Award as determined by the Committee (i) the Award will be canceled and (ii) the Participant will forfeit (A) the shares of Common Stock received or payable on the vesting or exercise of the Award and (B) the amount of the proceeds of the sale or gain realized on the vesting or exercise of the Award (and the Participant may be required to return or pay such shares of Common Stock or amount to the Company). The determination of the lower Award must be made by the Committee no later than the end of the third fiscal year following the year for which the inaccurate financial results were measured; provided, that if steps have been taken within such period to restate the Company’s financial or operating results, the time period shall be extended until such restatement is completed. The provisions of this Section 12 shall be amended to the extent necessary to comply with final rules issued under the Dodd-Frank Wall Street Reform and Consumer Protection Act by the SEC and the principal stock exchange or market on which the Common Stock is traded. Without limiting the generality of the foregoing, Awards granted under the Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any other policy of the Company that applies to Awards, such as anti-hedging or pledging policies, as they may be in effect from time to time. By accepting Awards under the Plan, Participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any Award or amounts paid under the Plan subject to clawback pursuant to such law, government regulation, stock exchange listing requirement or Company policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover or recoup any Award or amounts paid under the Plan from a Participant’s accounts, or pending or future compensation or Awards.

13.Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares.

(c) Effective Date and Term of Plan. The amendment and restatement of the Plan shall be effective on September 22, 2026 (the “Effective Date”), subject to approval by the Company’s stockholders. If the Plan is not so approved by the Company’s stockholders, then the prior version of the Plan, as in effect immediately prior the Effective Date, shall remain in effect. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(e) Amendment of Plan. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until the Company’s stockholders approve such amendment; and (ii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Sections 4(d) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Committee may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 13(e) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Committee determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(f) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Committee shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Committee’s discretion under the Plan as the Committee deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Committee shall deem necessary or desirable. All supplements adopted by the Committee shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(g) Compliance with Section 409A of the Code. Notwithstanding any provision of the Plan or an Award agreement to the contrary, if any Award or benefit provided under this Plan is subject to the provisions of Section 409A of the Code, the provisions of the Plan and any applicable Award agreement shall be administered, interpreted and construed in a manner necessary to comply with Section 409A of the Code or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed). The following provisions shall apply, as applicable:

(1) Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

(2) For purposes of Section 409A of the Code, and to the extent applicable to any Award or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A of the Code and shall be interpreted and construed accordingly.

(3) With respect to payments subject to Section 409A of the Code, the Company reserves the right to accelerate and/or defer any payment to the extent permitted and consistent with Section 409A of the Code.

(4) Whether a Participant has separated from service or employment will be determined based on all of the facts and circumstances and, to the extent applicable to any Award or benefit, in accordance with the guidance issued under Section 409A of the Code. For this purpose, a Participant will be presumed to have experienced a separation from service when the level of bona fide services performed permanently decreases to a level less than 20% of the average level of bona fide services performed during the immediately preceding 36-month period or such other applicable period as provided by Section 409A of the Code.

(5) The Committee, in its discretion, may specify the conditions under which the payment of all or any portion of any Award may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Committee shall determine in its discretion, in accordance with the provisions of Section 409A of the Code, the regulations and other binding guidance promulgated thereunder; provided, however, that no deferral shall be permitted with respect to Options, Stock Appreciation Rights and other stock rights subject to Section 409A of the Code.

(6) An election shall be made by filing an election with the Company (on a form provided by the Company) on or prior to December 31st of the calendar year immediately preceding the beginning of the calendar year (or other applicable service period) to which such election relates (or at such other date as may be specified by the Committee to the extent consistent with Section 409A of the Code) and shall be irrevocable for such applicable calendar year (or other applicable service period). To the extent authorized, a Participant who first becomes eligible to participate in the Plan may file an election (“Initial Election”) at any time prior to the 30-day period following the date on which the Participant initially becomes eligible to participate in the Plan (or at such other date as may be specified by the Committee to the extent consistent with Section 409A of the Code). Any such Initial Election shall only apply to compensation earned and payable for services rendered after the effective date of the Election.

(7) The grant of Nonstatutory Stock Options, SARs and other stock rights subject to Section 409A of the Code shall be granted under terms and conditions consistent with Treas. Reg. § 1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A. Accordingly, any such Award may be granted to Employees and Non-Employee Directors of the Company and its subsidiaries and affiliates in which the Company has a controlling interest. In determining whether the Company has a controlling interest, the rules of Treas. Reg. § 1.414(c)-2(b)(2)(i) shall apply; provided that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. § 1.409A-1(b)(5)(iii)(E)(i)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears. The rules of Treas. Reg. §§ 1.414(c)-3 and 1.414(c)-4 shall apply for purposes of determining ownership interests.

(h) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(i) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

Logo APTEVO THERAPEUTICS INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS 2401 FOURTH AVE., SUITE 1050 SEATTLE, WA 98121 SCAN TO VIEW MATERI VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 21, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/APVO2026SM2 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 21, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V74289-S13507 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY APTEVO THERAPEUTICS INC. The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4: For Against Abstain 1. To approve an amendment and restatement of our Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to include previous amendments to the Certificate of Incorporation and the designation of Series A Participating Junior Preferred Stock (the “Series A Preferred Stock”) and to make certain other technical and administrative changes. 2. To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), and/or securities convertible into or exercisable for Common Stock, that equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, including Common Stock (i) issuable upon the exercise of the common stock purchase warrants (the “Inducement Warrants”), issued and sold in a private placement pursuant to Warrant Inducement and Reload Letters, dated as of August 12, 2026, by and among the Company and the holder parties thereto, and (ii) issuable upon the exercise of the common stock purchase warrants (the “Common Warrants”) that were issued and sold in private placement transactions pursuant to that certain Securities Purchase Agreement, dated as of August 12, 2026, by and among the Company and the purchaser parties thereto. 3. To approve the Aptevo Therapeutics Inc. Fifth Amended and Restated 2018 Stock Incentive Plan. 4. To authorize an adjournment of the meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, Proposal 2 or Proposal 3. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. V74290-S13507 APTEVO THERAPEUTICS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS September 22, 2026 at 10:00 AM, PACIFIC TIME The stockholder(s) hereby appoint(s) So Young Kwon and Daphne Taylor, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Aptevo Therapeutics Inc. that the stockholder(s) is/are entitled to vote at the virtual Special Meeting of Stockholders to be held at 10:00 a.m., Pacific Time on Tuesday, September 22, 2026, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, PROPOSAL 2 PROPOSAL 3 AND PROPOSAL 4. IN THEIR DISCRETION, THESE PROXIES OF THE UNDERSIGNED ARE AUTHORIZED TO VOTE UPON ANY AND ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE